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         ************************************************************



                              HEALTHSOURCE, INC.


                        _____________________________



                               CREDIT AGREEMENT


                          Dated as of March 28, 1995


                 FIRST UNION NATIONAL BANK OF NORTH CAROLINA,

                        NATIONSBANK OF TENNESSEE, N.A.

                                     and

                             SHAWMUT BANK, N.A.,


                                 as Co-Agents


                                     and


                           THE CHASE MANHATTAN BANK

                           (National Association),


                           as Administrative Agent


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                                      2
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                              TABLE OF CONTENTS

        This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience of reference only.

                                                              Page
                                                              ----
Section 1.   Definitions and Accounting Matters. . . . . . . .  1
     1.01    Certain Defined Terms . . . . . . . . . . . . . .  1
     1.02    Accounting Terms and Determinations . . . . . . . 22
     1.03    Classes and Types of Loans. . . . . . . . . . . . 23
     1.04    Interpretation. . . . . . . . . . . . . . . . . . 23

Section 2.   Commitments, Loans, Notes and Prepayments . . . . 24
     2.01    Syndicated Loans. . . . . . . . . . . . . . . . . 24
     2.02    Borrowings of Syndicated Loans. . . . . . . . . . 24
     2.03    Money Market Loans. . . . . . . . . . . . . . . . 27
     2.04    Letters of Credit . . . . . . . . . . . . . . . . 31
     2.05    Swingline Loans . . . . . . . . . . . . . . . . . 39
     2.06    Changes of Commitments. . . . . . . . . . . . . . 39
     2.07    Fees. . . . . . . . . . . . . . . . . . . . . . . 40
     2.08    Lending Offices . . . . . . . . . . . . . . . . . 41
     2.09    Several Obligations; Remedies Independent . . . . 41
     2.10    Notes . . . . . . . . . . . . . . . . . . . . . . 41
     2.11    Optional Prepayments and Conversions or
             Continuations of Loans. . . . . . . . . . . . . . 42
     2.12    Extension of Maturity Date. . . . . . . . . . . . 43

Section 3.   Payments of Principal and Interest. . . . . . . . 44
     3.01    Repayment of Loans. . . . . . . . . . . . . . . . 44
     3.02    Interest. . . . . . . . . . . . . . . . . . . . . 44

Section 4.   Payments; Pro Rata Treatment; Computations;
     Etc.. . . . . . . . . . . . . . . . . . . . . . . . . . . 46
     4.01    Payments. . . . . . . . . . . . . . . . . . . . . 46
     4.02    Pro Rata Treatment. . . . . . . . . . . . . . . . 46
     4.03    Computations. . . . . . . . . . . . . . . . . . . 47
     4.04    Minimum Amounts . . . . . . . . . . . . . . . . . 48
     4.05    Certain Notices . . . . . . . . . . . . . . . . . 48
     4.06    Non-Receipt of Funds by the Administrative
             Agent . . . . . . . . . . . . . . . . . . . . . . 49
     4.07    Sharing of Payments, Etc. . . . . . . . . . . . . 50

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                                                              Page
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Section 5.   Yield Protection, Etc.. . . . . . . . . . . . . . 51
     5.01    Additional Costs. . . . . . . . . . . . . . . . . 51
     5.02    Limitation on Types of Loans. . . . . . . . . . . 55
     5.03    Illegality. . . . . . . . . . . . . . . . . . . . 55
     5.04    Treatment of Affected Loans . . . . . . . . . . . 56
     5.05    Compensation. . . . . . . . . . . . . . . . . . . 57
     5.06    Certain Protections in Respect of Letters of
             Credit. . . . . . . . . . . . . . . . . . . . . . 58
     5.07    Taxes . . . . . . . . . . . . . . . . . . . . . . 59

Section 6.   Conditions Precedent. . . . . . . . . . . . . . . 60
     6.01    Initial Extension of Credit . . . . . . . . . . . 60
     6.02    Initial and Subsequent Extensions of Credit . . . 62

Section 7.   Representations and Warranties. . . . . . . . . . 63
     7.01    Corporate Existence . . . . . . . . . . . . . . . 63
     7.02    Financial Condition . . . . . . . . . . . . . . . 64
     7.03    Litigation. . . . . . . . . . . . . . . . . . . . 64
     7.04    No Breach . . . . . . . . . . . . . . . . . . . . 64
     7.05    Action. . . . . . . . . . . . . . . . . . . . . . 65
     7.06    Approvals . . . . . . . . . . . . . . . . . . . . 65
     7.07    Margin Stock. . . . . . . . . . . . . . . . . . . 65
     7.08    ERISA . . . . . . . . . . . . . . . . . . . . . . 65
     7.09    Taxes . . . . . . . . . . . . . . . . . . . . . . 66
     7.10    Certain Regulations . . . . . . . . . . . . . . . 66
     7.11    Material Agreements and Liens . . . . . . . . . . 66
     7.12    Environmental Matters . . . . . . . . . . . . . . 67
     7.13    Subsidiaries, Etc.. . . . . . . . . . . . . . . . 68
     7.14    Title to Assets . . . . . . . . . . . . . . . . . 69
     7.15    True and Complete Disclosure. . . . . . . . . . . 69
     7.16    Accreditation, Etc. . . . . . . . . . . . . . . . 70
     7.17    Provident Acquisition Agreements. . . . . . . . . 70
     7.18    Provident Business Financial Statements . . . . . 70
     7.19    Provident Acquisition Approvals . . . . . . . . . 70

Section 8.   Covenants of the Company. . . . . . . . . . . . . 71
     8.01    Financial Statements, Etc.. . . . . . . . . . . . 71
     8.02    Litigation. . . . . . . . . . . . . . . . . . . . 75
     8.03    Existence, Etc. . . . . . . . . . . . . . . . . . 75
     8.04    Insurance . . . . . . . . . . . . . . . . . . . . 76
     8.05    Prohibition of Fundamental Changes. . . . . . . . 76

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                                                              Page
                                                              ----

     8.06    Limitation on Liens . . . . . . . . . . . . . . . 77
     8.07    Indebtedness. . . . . . . . . . . . . . . . . . . 79
     8.08    Investments . . . . . . . . . . . . . . . . . . . 80
     8.09    Dividend Payments . . . . . . . . . . . . . . . . 81
     8.10    Leverage Ratio. . . . . . . . . . . . . . . . . . 82
     8.11    Interest Coverage Ratio . . . . . . . . . . . . . 82
     8.12    Subordinated Indebtedness . . . . . . . . . . . . 82
     8.13    Lines of Business . . . . . . . . . . . . . . . . 82
     8.14    Transactions with Affiliates. . . . . . . . . . . 82
     8.15    Use of Proceeds . . . . . . . . . . . . . . . . . 83
     8.16    Certain Obligations Respecting Subsidiaries . . . 83
     8.17    Regulatory Tangible Net Equity. . . . . . . . . . 83

Section 9.   Events of Default . . . . . . . . . . . . . . . . 84

Section 10.  The Administrative Agent. . . . . . . . . . . . . 88
     10.01   Appointment, Powers and Immunities. . . . . . . . 88
     10.02   Reliance by Administrative Agent. . . . . . . . . 89
     10.03   Defaults. . . . . . . . . . . . . . . . . . . . . 89
     10.04   Rights as a Bank. . . . . . . . . . . . . . . . . 89
     10.05   Indemnification . . . . . . . . . . . . . . . . . 90
     10.06   Nonreliance on Administrative Agent and Other
             Banks . . . . . . . . . . . . . . . . . . . . . . 90
     10.07   Failure to Act. . . . . . . . . . . . . . . . . . 91
     10.08   Resignation or Removal of Administrative Agent. . 91
     10.09   Letter of Credit Collateral Account . . . . . . . 92
     10.10   Co-Agent. . . . . . . . . . . . . . . . . . . . . 93

Section 11.  Miscellaneous . . . . . . . . . . . . . . . . . . 93
     11.01   Waiver. . . . . . . . . . . . . . . . . . . . . . 93
     11.02   Notices . . . . . . . . . . . . . . . . . . . . . 93
     11.03   Expenses, Etc.. . . . . . . . . . . . . . . . . . 94
     11.04   Amendments, Etc.. . . . . . . . . . . . . . . . . 95
     11.05   Successors and Assigns. . . . . . . . . . . . . . 97
     11.06   Assignments and Participations. . . . . . . . . . 97
     11.07   Survival. . . . . . . . . . . . . . . . . . . . . 99
     11.08   Agreements Superseded . . . . . . . . . . . . . .100
     11.09   Severability. . . . . . . . . . . . . . . . . . .100
     11.10   Captions. . . . . . . . . . . . . . . . . . . . .100
     11.11   Counterparts. . . . . . . . . . . . . . . . . . .100

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                                                              Page
                                                              ----

     11.12   Treatment of Certain Information;
             Confidentiality . . . . . . . . . . . . . . . . .100
     11.13   GOVERNING LAW; SUBMISSION TO JURISDICTION . . . .101
     11.14   WAIVER OF JURY TRIAL. . . . . . . . . . . . . . .101

ANNEX I      - Addresses for Notices and Commitments of the Banks

SCHEDULE I   - Material Agreements and Liens
SCHEDULE II  - Hazardous Materials
SCHEDULE III - Subsidiaries and Investments
SCHEDULE IV  - Litigation
SCHEDULE V   - Provident Acquisition Approvals
SCHEDULE VI  - Unusual Forward or Long-Term Commitments
SCHEDULE VII - Tax Sharing Arrangements

EXHIBIT A-1  - Form of Syndicated Note
EXHIBIT A-2  - Form of Money Market Note
EXHIBIT A-3  - Form of Swingline Note
EXHIBIT B-1  - Form of Opinion of Counsel to the Company
EXHIBIT B-2  - Form of Opinion of Counsel to the Agent
                    and the Banks
EXHIBIT C    - Form of Money Market Quote Request
EXHIBIT D    - Form of Money Market Quote
EXHIBIT E    - Form of Assignment and Acceptance
EXHIBIT F    - Form of Confidentiality Agreement



                                      iv

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        This CREDIT AGREEMENT (this "AGREEMENT") dated as of March 28, 1995, is made between HEALTHSOURCE, INC., a corporation duly organized and validly existing under the laws of the State of New Hampshire (the "COMPANY"); each of the lenders that is a signatory to this Agreement identified under the caption "BANKS" on the signature pages of this Agreement or that, pursuant to SECTION 11.06(b), shall become a "Bank" under this Agreement (individually, a "BANK" and, collectively, the "BANKS"); THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as the swingline bank (in such capacity, together with its successors in such capacity, the "SWINGLINE BANK"); FIRST UNION NATIONAL BANK OF NORTH CAROLINA, NATIONSBANK OF TENNESSEE, N.A. and SHAWMUT BANK, N.A., as Co-Agents (the "CO-AGENTS") and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent for the Banks (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

        The Company has requested the Banks to extend credit to the Company in an aggregate principal amount not exceeding $300,000,000 to finance the operations of the Company, to enable certain acquisitions and for other general corporate purposes.

        Accordingly, the parties to this Agreement agree as follows:


        Section 1.  Definitions and Accounting Matters.
                    -----------------------------------

        1.01 CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

        "ACQUISITION" shall mean any transaction, or any series of related transactions, by which any Person, in the transaction or as of the most recent transaction in a series of transactions, directly or indirectly: (a) acquires any going


                               Credit Agreement
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                                       1
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concern or all or a substantial part of the assets of any corporation, partnership or other entity or any division of any such entity; or (b) any such entity or any division of such an entity becomes a Subsidiary of such Person.

        "ADDITIONAL COST" shall have the meaning assigned to such term in
SECTION 5.01.

        "ADMINISTRATIVE AGENT" shall have the meaning assigned to such term in the introductory paragraphs to this Agreement.

        "AFFILIATE" shall mean any Person that directly or indirectly controls, or is under common control with, or is controlled by, the Company. As used in this definition, "CONTROL" (including, with its correlative meanings, "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") shall mean the possession, directly or indirectly, of power to direct or cause the direction of the management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); PROVIDED that, in any event, any Person that owns directly or indirectly securities having 5% or more of the voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, the definition of "Affiliate" shall not encompass (a) any individual solely by reason of his or her being a director, officer or employee of the Company or any of its Subsidiaries, (b) any of the Subsidiaries of the Company and (c) the Administrative Agent or any Bank.

        "APPLICABLE LENDING OFFICE" shall mean, for each Bank and for each Type of Loan, the "Lending Office" of such Bank (or of an affiliate of such Bank) designated for such Type of Loan on ANNEX 1 or such other office of such Bank (or of an affiliate of such Bank) as such Bank may from time to time specify to the Administrative Agent and the Company as the office for its Loans of such Type.

                               Credit Agreement
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                                       2

        "APPLICABLE MARGIN" shall mean, with respect to each Eurodollar Loan at any time, (a) for the period from the Signing Date through June 30, 1995 .2250% per annum and (b) thereafter, .4500% per annum or, for any Quarterly Period prior to the first day of which (and in any event no later than 45 days after the end of the fiscal quarter most recently ended) the Company has delivered to the Administrative Agent a certificate of the Company calculating the Leverage Ratio as of the last day of such fiscal quarter (other than such portion of such period during which a Default shall be continuing), the percentage per annum set forth below opposite the Leverage Ratio for the Company reflected on such certificate:

     Leverage Ratio                Applicable Margin (% p.a.)
     --------------                --------------------------

     Less than or equal to 0.25              .2000
     From in excess of 0.25 to 0.35          .2250
     From in excess of 0.35 to 0.40          .3250
     Greater than 0.40                       .4500


        "ASSIGNMENT AND ACCEPTANCE" shall mean an Assignment and Acceptance, substantially in the form of Exhibit E.

        "BANKRUPTCY CODE" shall mean the Federal Bankruptcy Code of 1978.

        "BANKS" shall have the meaning assigned to such term in the introductory paragraphs of this Agreement. The term "Banks" shall include the Administrative Agent, the Co-Agents, the Swingline Bank, and the Issuing Bank.

        "BASE RATE" shall mean, for any day, a rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus 1/2 of 1% and (b) the Prime Rate for such day. Each interest rate that this Agreement provides is to be based upon the Base Rate shall change upon any change in the Base Rate, effective as of the opening of business on the day of such change in the Base Rate.



                               Credit Agreement
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                                       3

        "BASE RATE LOANS" shall mean Syndicated Loans that bear interest at rates based upon the Base Rate.

        "BASIC DOCUMENTS" shall mean, collectively, this Agreement, the Notes and the Letter of Credit Documents.

        "BUSINESS DAY" shall mean (a) any day on which commercial banks are not authorized or required to close in New York City, New York and (b) if such day relates to the giving of notices or quotes in connection with a LIBOR Auction or to a borrowing of, a payment or prepayment of principal of or interest on, a Conversion of or into, or an Interest Period for, a Eurodollar Loan or a LIBOR Market Loan or a notice by the Company with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, any day on which dealings in Dollar deposits are carried out in the London interbank market.

        "CAPITAL LEASE OBLIGATIONS" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board), and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount of such obligation, determined in accordance with GAAP (including such Statement No. 13).

        "CHASE" shall mean The Chase Manhattan Bank (National Association).

        "CLASS" shall have the meaning assigned to such term in SECTION 1.03.

        "CLOSING DATE" shall mean the date upon which the initial extension of credit under this Agreement is made.

        "CO-AGENTS" shall have the meaning assigned to such term in the introductory paragraphs to this Agreement.



                               Credit Agreement
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                                       4

        "CODE" shall mean the Internal Revenue Code of 1986.

        "COLLATERAL ACCOUNT" shall have the meaning assigned to such term in
Section 10.09.

        "COMMITMENT" shall mean, for each Bank, the obligation of such Bank to make Syndicated Loans in an aggregate amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Bank on ANNEX 1 (as the same may be reduced from time to time pursuant to SECTION 2.06). The original aggregate principal amount of the Commitments is $300,000,000.

        "COMPANY" shall have the meaning assigned to such term in the introductory paragraphs of this Agreement.

        "CONSOLIDATED CAPITALIZATION" shall mean, at any time, Consolidated Funded Debt PLUS the sum for the Company and its Consolidated Subsidiaries (determined on a consolidated basis in accordance with GAAP) of Net Worth PLUS Redeemable Preferred.

        "CONSOLIDATED FUNDED DEBT" shall mean, at any time, Indebtedness of the Company and its Consolidated Subsidiaries (determined on a consolidated basis in accordance with GAAP and without duplication).

        "CONSOLIDATED SUBSIDIARY" shall mean, for any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

        "CONTINUE," "CONTINUATION" and "CONTINUED" shall refer to the continuation pursuant to SECTION 2.11 of a Fixed Rate Loan of one Type as a Fixed Rate Loan of the same Type from one Interest Period to the next Interest Period.

        "CONVERT," "CONVERSION" and "CONVERTED" shall refer to a conversion pursuant to SECTION 2.11 of one Type of Syndicated Loans into another Type of Syndicated Loans, which may


                               Credit Agreement
                               ----------------
be accompanied by the transfer by a Bank (at its sole discretion) of a Loan from one Applicable Lending Office to another.

        "DEFAULT" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

        "DIVIDEND PAYMENT" shall mean dividends (in cash, Property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of the Company, including the Provident Preferred Stock, or any of the Company's Subsidiaries or of any warrants, options or other rights to acquire the same (or to make any payments to any Person, such as "phantom stock" payments, where the amount is calculated with reference to the fair market or equity value of the Company or any of its Subsidiaries), but excluding dividends payable solely in shares of common stock of the Company or any of the Company's Subsidiaries.

        "DOLLARS" and "$" shall mean lawful money of the United States of America.

        "EBIT" shall mean, for any period, the sum of the following for the Company and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP): (a) Net Income for such period PLUS (b) amounts deducted from revenues in determining such Net Income on account of (i) Interest Expenses, (ii) Federal, state or foreign income taxes and (iii) non-recurring losses MINUS (c) amounts added to revenues in determining such Net Income on account of non-recurring gains.

        "ENVIRONMENTAL CLAIM" shall mean, with respect to any Person, (a) any written or oral notice, claim, demand or other communication (collectively, a "CLAIM") by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other Property, personal injuries, fines or



                               Credit Agreement
                               ----------------
penalties arising out of, based on or resulting from (i) the presence, or Release into the environment, of any Hazardous Material at any location, whether or not owned by such Person, or (ii) circumstances forming the basis of any
violation, or   alleged violation, of any Environmental Law.  The term
"ENVIRONMENTAL CLAIM" shall include any claim by any Governmental Person for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to human or animal health or safety or to the environment.

        "EQUITY AFFILIATE" shall mean any Affiliate of which the Company owns directly or indirectly (i) securities having 15% or more of the voting power for the election of directors or other governing body of such Affiliate, if such Affiliate is a corporation and Options to acquire at least an additional 5% of such voting power or (ii) 15% or more of the partnership or other ownership interests of such Affiliate and options to acquire at least an additional 5% of such partnership or ownership interests, if such Affiliate is not a corporation.

        "ENVIRONMENTAL LAWS" shall mean any and all present and future Governmental Rules relating to the regulation or protection of human or animal health or safety or of the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes (including Hazardous Materials) into the indoor or outdoor environment, including ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes. The term "ENVIRONMENTAL LAW" shall include the terms and conditions of any Governmental Approval issued under any Environmental Law or with respect to any Hazardous Material.


                               Credit Agreement
                               ----------------

        "EQUITY ISSUANCE" shall mean (a) any issuance or sale by the Company or by any of its Subsidiaries after the Closing Date of (i) any capital stock, (ii) any warrants or options exercisable in respect of capital stock (other than any warrants or options issued to directors, officers or employees of the Company or of any of its Subsidiaries and any capital stock of the Company issued upon the exercise of such warrants and other than warrants issued to joint venture partners of the Company in existing and future joint ventures or to healthcare providers participating in the Company's healthcare plans) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the issuing or selling Person or (b) the receipt by the Company or by any of its Subsidiaries after the Closing Date of any capital contribution received (whether or not evidenced by any equity security issued by the recipient of such contribution); PROVIDED that the term "EQUITY
ISSUANCE" shall not include (x) any such issuance or sale by any Subsidiary of the Company to the Company or to any Wholly Owned Subsidiary of the Company or
(y) any capital contribution by the Company or by any Wholly Owned Subsidiary of the Company to any Subsidiary of the Company.

        "EQUITY RIGHTS" shall mean, with respect to any Person, any outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974.

        "ERISA AFFILIATE" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Company is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under


                               Credit Agreement
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                                       8

Section 302(f) of ERISA and Section 412(n) of the Code, described in
Section 414(m) or (o) of the Code of which the Company is a member.

        "EURODOLLAR LOANS" shall mean Syndicated Loans the interest rates on which are determined on the basis of the definition of "Fixed Base Rate" in this
SECTION 1.01.

        "EVENT OF DEFAULT" shall have the meaning assigned to such term in
SECTION 9.

        "FEDERAL FUNDS RATE" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; PROVIDED that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate charged to Chase on such Business Day on such transactions as determined by the Administrative Agent.

        "FIXED BASE RATE" shall mean, with respect to any Fixed Rate Loan, the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16 of 1%), as determined by the Administrative Agent of the respective rates per annum quoted by each Reference Bank at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the date two Business Days prior to the first day of such Interest Period for the offering by such Reference Bank to leading banks in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loan or LIBOR Market Loan to be made by such Reference Bank for such Interest Period.


                               Credit Agreement
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                                       9

If any Reference Bank is not participating in any Fixed Rate Loan during any Interest Period for such Loan, the Fixed Base Rate for such Loan for such Interest Period shall be determined by reference to the amount of the Loan that such Reference Bank would have made or had outstanding had it been participating in such Loan during such Interest Period. If any Reference Bank does not timely furnish such information for determination of any Fixed Base Rate, the Administrative Agent shall determine such Fixed Base Rate on the basis of the information timely furnished by the remaining Reference Banks.

        "FIXED RATE" shall mean, for any Fixed Rate Loan for any Interest Period for such Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the Fixed Base Rate for such Loan for such Interest Period divided by 1 minus the Reserve Requirement for such Loan for such Interest Period.

        "FIXED RATE LOANS" shall mean Eurodollar Loans and, for the purposes of the definition of "Fixed Base Rate" in this SECTION 1.01 and in SECTION 5, LIBOR Market Loans.

        "GAAP" shall mean generally accepted accounting principles applied on a basis consistent with those which, in accordance with the last sentence of
SECTION 1.02(a), are to be used in making the calculations for purposes of determining compliance with this Agreement.

        "GOVERNMENTAL APPROVALS" shall mean any authorization, consent, approval, license, lease, ruling, permit, waiver, exemption, filing, registration or notice by or with any Governmental Person.

        "GOVERNMENTAL PERSON" shall mean any national (Federal or foreign), state or local government, any political subdivision or any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, agency, body or entity, including any HMO and Insurance Regulator, the PBGC, Federal Deposit Insurance Corporation, the Comptroller of the


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

Currency, the Board of Governors of the Federal Reserve System, any central bank or any comparable authority.

        "GOVERNMENTAL RULES" shall mean any law, rule, regulation, ordinance, order, code, judgment, decree, directive, guideline, policy, including any HMO and Insurance Regulation, or any similar form of decision of, or any interpretation or administration of any of the foregoing by, any Governmental Person.

        "GUARANTEE" shall mean a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or to become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, including causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. Each form of the verb "to Guarantee" used in this Agreement shall have a correlative meaning.

        "HAZARDOUS MATERIAL" shall mean, collectively, (a) any petroleum or petroleum products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls (PCB's), (b) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants," "infectious wastes," "pollutants" or words of similar import


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                                      11
under any Environmental Law and (c) any other chemical or other material or substance, exposure to which or use of which is now or hereafter prohibited, limited or regulated under any Environmental Law.

        "HEALTHCARE BUSINESS" shall mean the ownership and operation of health maintenance organizations, managed care companies, health care financing and administrative companies, third party administration companies, administrative service organization companies, point of service products and companies, and preferred provider organization products and services; the ownership of health care providers; the provision of health care services; the provision of management services to health care financing, administrative or provider organizations; the entering into of strategic alliances to form and operate start-up HMOs managed care companies, health care financing and administrative companies, health care providers, and such other businesses referred to above; and the ownership and operation of life, healthcare and disability insurance companies and other businesses ancillary and incidental to the businesses referred to above.

        "HMO" shall mean any Person which operates as a health maintenance organization.

        "HMO EVENT" shall mean the failure by the Company or any of its Subsidiaries to comply in any material respect with any of the terms and provisions of any applicable HMO and Insurance Regulation pertaining to the fiscal soundness, solvency or financial condition of the Company or any of its Subsidiaries; or the assertion in writing, after the Signing Date, by an HMO and Insurance Regulator that it intends to take administrative action against the Company or any of its Subsidiaries to revoke or modify any Governmental Approval of, or to enforce the fiscal soundness, solvency or financial provisions or requirements of such HMO and Insurance Regulations against, the Company or any of its Subsidiaries, if such action, modification or enforcement is reasonably likely to have a Material Adverse Effect.



                               Credit Agreement
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                                      12

        "HMO AND INSURANCE REGULATIONS" shall mean all Governmental Rules applicable under federal or state law to HMOs, providers of life, healthcare or disability insurance or the provision of health care services or such insurance or the management of health care services.

        "HMO AND INSURANCE REGULATOR" shall mean any Person charged with the administration, oversight or enforcement of an HMO and Insurance Regulation, whether primarily, secondarily, or jointly.

        "HMO AND INSURANCE SUBSIDIARY" shall mean any direct or indirect Subsidiary of the Company which is actively engaged and operating as an HMO or as a provider of life, healthcare or disability insurance and shall not include any entity in a development or start-up phase or an inactive phase or which functions solely as a holding company for an operating HMO or provider of life, healthcare or disability insurance.

        "INDEBTEDNESS" shall mean, for any Person (without duplication): (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person;
(d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) Capital Lease Obligations of such Person; and (f) Indebtedness of others Guaranteed by such Person.


                               Credit Agreement
                               ----------------

        "INTEREST COVERAGE RATIO" shall mean as of any date of determination, the ratio of (a) EBIT for the Relevant Measuring Period prior to such date of determination to (b) Interest Expense PLUS the amount of any Dividend Payments in such period, other than Dividend Payments under SECTION 8.09(iii). (For the purpose of this definition, the term "RELEVANT MEASURING PERIOD" shall mean, for
(i) the June 30, 1995 Quarterly Date, the Quarterly Period ending on such date,
(ii) the September 30, 1995 Quarterly Date, the Quarterly Period ending on such date and the previous Quarterly Period, (iii) the December 31, 1995 Quarterly Date, the Quarterly Period ending on such date and the two Previous Quarterly Periods and (iv) the Quarterly Dates thereafter, the Quarterly Period ending on each such Quarterly Date and the three previous Quarterly Periods.

        "INTEREST EXPENSE" shall mean, for any period, the sum, for the Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness accrued or capitalized during such period (whether or not actually paid during such period) PLUS (b) the net amounts payable (or MINUS the net amounts receivable) under Interest Rate Protection Agreements accrued during such period (whether or not actually paid or received during such period).

        "INTEREST PERIOD" shall mean:

        (a) with respect to any Eurodollar Loan, each period commencing on the date such Eurodollar Loan is made or Converted from a Loan of another Type or the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Company may select as provided in SECTION 4.05 (or such longer period as may be requested by the Company and agreed to by all of the Banks), except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month;


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                                      14

        (b) With respect to any Set Rate Loan, the period commencing on the date such Set Rate Loan is made and ending on any Business Day up to 360 days thereafter, as the Company may select as provided in SECTION 2.03(b); and

        (c) With respect to any LIBOR Market Loan, the period commencing on the date such LIBOR Market Loan is made and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Company may select as provided in SECTION 2.03(b), except that each Interest Period that commences on the last Business Day of a calendar month (or any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

Notwithstanding the foregoing: (i) no Interest Period for any Loan may commence before and end after the Maturity Date; (ii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for a Eurodollar Loan or a LIBOR Market Loan, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iii) notwithstanding clause (i) above, no Interest Period for any Eurodollar
Loan or LIBOR Market Loan (other than a Set Rate Loan) shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loan or LIBOR Market Loan would otherwise be a shorter period, such Loan shall not be available under this Agreement for such period.

        "INTEREST RATE PROTECTION AGREEMENT" shall mean, for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies. For purposes of this Agreement, the "credit exposure" at any time of any Person under an Interest Rate Protection Agreement to which such Person is a party shall be determined at such time in accordance with the standard methods of calculating credit


                               Credit Agreement
                               ----------------
exposure under similar arrangements as prescribed from time to time by the Administrative Agent, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Interest Rate Protection Agreement.

        "INVESTMENT" shall mean, for any Person (without duplication): (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding 90 days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Interest Rate Protection Agreement.

        "ISSUING BANK" shall mean Chase, as the issuer of Letters of Credit under SECTION 2.04, together with its successors and assigns in each capacity.

        "LETTER OF CREDIT" shall have the meaning assigned to such term in
SECTION 2.04.

        "LETTER OF CREDIT DOCUMENTS" shall mean, with respect to any Letter of Credit, collectively, any application for any Letter of Credit and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at


                               Credit Agreement
                               ----------------
risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations.

        "LETTER OF CREDIT INTEREST" shall mean, for each Bank, such Bank's participation interest (or, in the case of the Issuing Bank, the Issuing Bank's retained interest) in the Issuing Bank's liability under Letters of Credit and such Bank's rights and interests in Reimbursement Obligations and fees, interest and other amounts payable in connection with Letters of Credit and Reimbursement Obligations.

        "LETTER OF CREDIT LIABILITY" shall mean, without duplication, at any time and in respect of any Letter of Credit, the sum of (a) the undrawn face amount of such Letter of Credit PLUS (b) the aggregate unpaid principal amount of all Reimbursement Obligations of the Company at such time due and payable in respect of all drawings made under such Letter of Credit. For purposes of this Agreement, a Bank (other than the Issuing Bank) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest in the related Letter of Credit under SECTION 2.04, and the Issuing Bank shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to the acquisition by the Banks (other than the Issuing Bank) of their participation interests under SECTION 2.04.

        "LEVERAGE RATIO" shall mean, at any time, the ratio of (a) the sum of Consolidated Funded Debt and Redeemable Preferred to (b) Consolidated Capitalization at such time.

        "LIBO MARGIN" shall have the meaning assigned to such term in SECTION 2.03(c)(ii)(C).

        "LIBO RATE" shall mean, for any LIBOR Market Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the rate of interest specified in the definition of "Fixed Base Rate" in this SECTION 1.01 for the Interest Period for such


                               Credit Agreement
                               ----------------

Loan divided by one minus the Reserve Requirement for such Loan for such Interest Period.

        "LIBOR AUCTION" shall mean a solicitation of Money Market Quotes setting forth LIBO Margins based on the LIBO Rate pursuant to Section 2.03.

        "LIBOR MARKET LOANS" shall mean Money Market Loans interest rates on which are determined on the basis of LIBO Rates pursuant to a LIBOR Auction.

        "LIEN" shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property or any agreement to give, or notice of, any of the foregoing. For purposes of this Agreement and the other Basic Documents, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

        "LOANS" shall mean Syndicated Loans, Money Market Loans and Swingline Loans.

        "MAJORITY BANKS" shall mean, subject to the last paragraph of SECTION 11.04, Banks having at least 51% of the aggregate amount of the Commitments or, if the Commitments shall have terminated, Banks holding at least 51% of the sum of (a) the aggregate unpaid principal amount of the Loans PLUS (b) the aggregate amount of all Letter of Credit Liabilities; but in no event less than three Banks.

        "MARGIN STOCK" shall mean "margin stock" within the meaning of Regulations U and X.

        "MARKET SECURITIES INVESTMENTS" shall mean: (a) direct obligations of the United States of America, or of any of its agencies, or obligations guaranteed as to principal and interest by the United States of America, or of any of its


                               Credit Agreement
                               ----------------
agencies, in either case maturing not more than 90 days from the date of acquisition of such obligation; (b) certificates of deposit issued by any bank or trust company organized under the laws of the United States of America or any state and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition; (c) commercial paper rated A-1 or better or P-1 by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"), respectively, maturing not more than 90 days from the date of acquisition; and (d) other readily marketable securities acquired in conformance with the Company's "investment policy" dated March 1, 1995, a copy of which has been delivered to the Administrative Agent as such policy may be modified from time to time by the Board of Directors of the Company; PROVIDED, however, that the amount invested in equity securities (other than such securities of Subsidiaries and Equity Affiliates of the Company and other than auction preferred stock rated AAA by S&P or Moody's ("Auction Preferred Stock")) at any one time shall not exceed 20% of the amount invested in all securities (other than securities of Subsidiaries and Equity Affiliates of the Company and Auction Preferred Stock).

        "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (a) the Property, business, operations, financial condition, prospects, liabilities or capitalization of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under any of the Basic Documents, (c) the validity or enforceability of any of the Basic Documents, (d) the rights, remedies, powers and privileges of the Banks and the Administrative Agent under any of the Basic Documents or (e) the timely payment of the Obligations.

        "MATURITY DATE" shall mean March 15, 2000 or such date to which the Maturity Date shall have been extended pursuant to SECTION 2.12.

        "MATERIAL SUBSIDIARY" shall mean, at any time, a Subsidiary whose net income at such time equals or exceeds ten percent (10%) of Net Income or whose assets at such time equal or


                               Credit Agreement
                               ----------------
exceed ten percent (10%) of the consolidated assets of the Company and its Subsidiaries.

        "MONEY MARKET BORROWING" shall have the meaning assigned to such term in
SECTION 2.03(b).

        "MONEY MARKET LOANS" shall mean the loans provided for by SECTION 2.03.

        "MONEY MARKET NOTES" shall mean the promissory notes provided for by
SECTION 2.10(b).

        "MONEY MARKET QUOTE" shall mean an offer in accordance with SECTION 2.03(c) by a Bank to make a Money Market Loan with one single specified interest rate.

        "MONEY MARKET QUOTE REQUEST" shall have the meaning assigned to such term in Section 2.03(b).

        "MULTIEMPLOYER PLAN" shall mean a multiemployer plan defined as such in
Section 3(37) of ERISA to which contributions have been made by the Company or any ERISA Affiliate and which is covered by Title IV of ERISA.

        "NET AVAILABLE PROCEEDS" shall mean in the case of any Equity Issuance, the aggregate amount of all cash received by the Company and its Subsidiaries in respect of such Equity Issuance net of reasonable expenses incurred by the Company and its Subsidiaries in connection with such Equity Issuance.

        "NET INCOME" shall mean, for any period, consolidated net income (or loss) of the Company and its Subsidiaries for such period (determined on a consolidated basis without duplication in accordance with GAAP).

        "NET WORTH" shall mean, at any date for any Person, the sum for such Person and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following:


                               Credit Agreement
                               ----------------

        (a) the amount of capital stock (less the cost of treasury shares and Redeemable Preferred), PLUS

        (b) the amount of additional-paid-in-capital, surplus and retained earnings (or, in the case of a surplus or retained earnings deficit, MINUS the amount of such deficit).

        "NON-CONSENTING BANK" shall have the meaning assigned to such term in
SECTION 2.12.

        "NOTES" shall mean the Syndicated Notes, the Swingline Note and the Money Market Notes.

        "OBLIGATIONS" shall mean the principal of any Loan, Reimbursement Obligations, interest, fees and any other amount payable by the Company under any Basic Document.

        "PBGC" shall mean the Pension Benefit Guaranty Corporation.

        "PERSON" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or Governmental Person.

        "PLAN" shall mean an employee benefit or other plan established or maintained by the Company or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

        "POST-DEFAULT RATE" shall mean, in respect of any Obligation that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2.0% PLUS the Base Rate as in effect from time to time PLUS the Applicable Margin for Base Rate Loans (PROVIDED that, if the amount so in default is principal of a Fixed Rate Loan or a Money Market Loan and its due date is a day other than the last day of the Interest Period for such Loan, the "Post-Default Rate" for such principal shall be, for the period


                               Credit Agreement
                               ----------------
from and including such due date to but excluding the last day of the Interest Period, 2.0% PLUS the interest rate for such Loan as provided in SECTION 3.02 and, thereafter, the rate provided for above in this definition).

        "PRIME RATE" shall mean the rate of interest from time to time announced by Chase at the Principal Office as its prime rate. Such announced rate is not necessarily the lowest rate offered by Chase, and any other extension of credit by Chase may be at rates above, below or at such announced rate.

        "PRINCIPAL OFFICE" shall mean the principal office of Chase, located on the Signing Date at 1 Chase Manhattan Plaza, New York, New York 10081.

        "PROPERTY" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

        "PROVIDENT BUSINESS" shall mean, collectively, the assets and businesses to be acquired by the Company from the Provident Entities pursuant to the Provident Acquisition Agreements.

        "PROVIDENT ACQUISITION" shall mean the Acquisition by the Company of the Provident Business pursuant to the Provident Acquisition Agreements.

        "PROVIDENT ACQUISITION AGREEMENTS" shall mean the Provident Purchase Agreement and the Transaction Agreements (as defined in the Provident Purchase Agreement), in each case in the form as such documents were provided to the Administrative Agent and the Banks on or prior to the Signing Date.

        "PROVIDENT ENTITIES" shall mean, collectively, Provident Life and Accident Insurance Company of America, Provident Life and Accident Insurance Company, Provident Life and Casualty Insurance Company, Provident Life Capital Corporation and Provident Health Care Plans, Inc.

                               Credit Agreement
                               ----------------

        "PROVIDENT PREFERRED STOCK" shall mean the $100,000,000 worth of Class A 6.25% Cumulative Convertible Preferred Stock, stated value $100 per share, to be issued by the Company pursuant to the Provident Acquisition Agreements.

        "PROVIDENT PURCHASE AGREEMENT" shall mean the Asset and Stock Purchase Agreement dated as of December 20, 1994 between the Provident Entities and the Company.

        "QUARTERLY DATES" shall mean the last day of March, June, September and December in each year, the first of which shall be the first such day after the Signing Date; PROVIDED that if any such day is not a Business Day, then such Quarterly Date shall be the next succeeding Business Day (unless such Business Day falls in a subsequent calendar month, in which event such Quarterly Date shall be the next preceding Business Day).

        "QUARTERLY PERIOD shall mean (a) the Period from the Signing Date to the next succeeding Quarterly Date and (b) thereafter, any period from the first day after a Quarterly Date to the next succeeding Quarterly Date.

        "REDEEMABLE PREFERRED" shall mean any preferred or similar stock (a) that at the option of the holders is under any circumstance redeemable or may be required to be repurchased, or is convertible into Indebtedness, that requires payments to a sinking fund, on or prior to the payment in full of the Obligations or (b) that, by reason of the option of the issuer to take or cause any such action and its other terms, should, in accordance with GAAP, be treated as debt.

        "REFERENCE BANKS" shall mean Chase, Shawmut Bank, N.A., First Union National Bank of North Carolina, and Nations Bank of Tennessee, N.A. (or their respective Applicable Lending Offices, as the case may be).

        "REGULATIONS A, D, G, T, U AND X" shall mean, respectively, Regulations A, D, G, T, U and X of the Board of Governors of the Federal Reserve System.


                               Credit Agreement
                               ----------------

        "REGULATORY CHANGE" shall mean, with respect to any Bank (or its Applicable Lending Office), the occurrence after the Signing Date of any of the following events: (a) the adoption of any applicable Governmental Rule, (b) any change in any applicable Governmental Rule (including Regulation D) or in the interpretation or administration of any Governmental Rule (including Regulation
D) by any Governmental Person charged with its interpretation or administration or (c) the adoption or making of any interpretation, directive, guideline, policy or request applying to a class of banks including such Bank of or under any Governmental Rule or in the interpretation or administration of any Governmental Rule (including Regulation D) (whether or not having the force of law and whether or not failure to comply would be unlawful) by any Governmental Person charged with its interpretation or administration.

        "REGULATORY TANGIBLE NET EQUITY" shall mean, for any HMO, "tangible net equity" as defined by any HMO and Insurance Regulation promulgated by any HMO and Insurance Regulator as shall be applicable to such HMO.

        "REGULATORY TANGIBLE NET EQUITY REQUIREMENT" shall mean, as to any HMO, the minimum level at which an HMO is required by any applicable HMO and Insurance Regulation or HMO and Insurance Regulator to maintain its Regulatory Tangible Net Equity.

        "REIMBURSEMENT OBLIGATIONS" shall mean, at any time, the obligations of the Company then outstanding, or which may thereafter arise in respect of all Letters of Credit then outstanding, to reimburse amounts paid by the Issuing Bank in respect of any drawings under a Letter of Credit.

        "RELEASE" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

                               Credit Agreement
                               ----------------

        "RELEVANT PARTIES" shall have the meaning assigned to such term in
SECTION 9(b).

        "REPLACED BANK" shall have the meaning assigned to such term in SECTION 5.01(e).

        "RESERVE REQUIREMENT" shall mean, for any Interest Period for any Fixed Rate Loan or LIBOR Market Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation
D). Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to (i) any category of liabilities that includes deposits by reference to which the Fixed Base Rate for Eurodollar Loans or LIBOR Market Loans (as the case may be) is to be determined as provided in the definition of "FIXED BASE RATE" in this SECTION 1.01 or (ii) any category of extensions of credit or other assets that includes Eurodollar Loans or LIBOR Market Loans.

        "SET RATE" shall have the meaning assigned to that term in SECTION 2.03(c)(ii)(D).

        "SET RATE AUCTION" shall mean a solicitation of Money Market Quotes setting forth Set Rates pursuant to SECTION 2.03.

        "SET RATE LOANS" shall mean Money Market Loans the interest rates on which are determined on the basis of Set Rates pursuant to a Set Rate Auction.

        "SIGNING DATE" shall mean the date on which the Company, the Administrative Agent and the Banks holding the full original amount of the Commitments have executed and delivered this Agreement.



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

        "SUBORDINATED INDEBTEDNESS" shall mean, collectively, Indebtedness (a) for which the Company is directly and primarily liable, (b) in respect of which none of its Subsidiaries is contingently or otherwise obligated and (c) which is subordinated to the obligations of the Company under this Agreement on terms, and pursuant to documentation containing other terms (including interest, amortization, covenants and events of default), in form and substance satisfactory to the Majority Banks.

        "SUBSIDIARY" shall mean, for any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. "WHOLLY OWNED SUBSIDIARY" shall mean any such corporation, partnership or other entity of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are so owned or controlled.

        "SWINGLINE BANK" shall mean Chase, together with its successors and assigns in such capacity.

        "SWINGLINE BORROWING NOTICE" shall have the meaning assigned to such term in SECTION 2.05(b).

        "SWINGLINE COMMITMENT" shall mean the obligation of the Swingline Bank to make Swingline Loans pursuant to SECTION 2.05 in an aggregate amount at any one time outstanding up to but not exceeding $5,000,000 (as the same may be reduced, assigned or otherwise transferred at any time or from time to time pursuant to SECTION 2.06 or SECTION 11.06.


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                                      26

        "SWINGLINE LOANS" shall mean the loans provided for by SECTION 2.05.

        "SWINGLINE NOTE" shall mean the promissory note provided for by SECTION 2.10(c).

        "SYNDICATED LOANS" shall mean the loans provided for by SECTION 2.01, which may be Base Rate Loans, Fixed Rate Loans or both.

        "SYNDICATED NOTES" shall mean the promissory notes provided for by
Section 2.10(a).

        "TYPE" shall have the meaning assigned to such term in Section 1.03.

        1.02   Accounting Terms and Determinations.
               ------------------------------------

        (a) Except as otherwise expressly provided in this Agreement, all accounting terms used in this Agreement shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Banks under this Agreement shall (unless otherwise disclosed to the Banks in writing at the time of delivery in the manner described in subsection (b) below) be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Banks under this Agreement (which, prior to the delivery of the first financial statements under SECTION 8.01, shall mean the audited financial statements as at December 31, 1994 referred to in SECTION 7.02). All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided in this Agreement) be made by application of generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest annual or quarterly financial statements furnished to the Banks pursuant to SECTION 8.01 (or, prior to the delivery of the first financial statements under SECTION 8.01, used in the preparation of the audited financial statements as at December 31, 1994 referred to

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                                      27
in SECTION 7.02) unless (i) the Company shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or
(ii) the Majority Banks shall so object in writing within 30 days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made
(which, if objection is made in respect of the first financial statements delivered under SECTION 8.01, shall mean the financial statements referred to in
SECTION 7.02).

        (b) The Company shall deliver to the Banks at the same time as the delivery of any annual or quarterly financial statement under SECTION 8.01 (i) a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of subsection (a) above and (ii) reasonable estimates of the difference between such statements arising as a consequence of any such difference.

        (c) To enable the ready and consistent determination of compliance with the covenants set forth in SECTION 8, the Company will not change the last day of its fiscal year from December 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively.

        1.03 CLASSES AND TYPES OF LOANS. Loans are distinguished by "Class" and by "Type." The "CLASS" of a Loan (or of a Commitment to make a Loan) refers to whether such Loan is a Money Market Loan, Syndicated Loan or Swingline Loan, each of which constitutes a Class. The "TYPE" of a Loan refers to whether such Loan is a Base Rate Loan, a Eurodollar Loan, a Set Rate Loan or a LIBOR Market Loan, each of which constitutes a Type. Loans may be identified by both Class and Type.

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                                      28

        1.04 INTERPRETATION. In this Agreement, unless otherwise indicated, the singular includes the plural and plural the singular; words importing any gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to such instruments (without, however, limiting any prohibition on any such amendments, extensions and other modifications by the terms of this Agreement); and references to Persons include their respective permitted successors and assigns and, in the case of Governmental Persons, Persons succeeding to their respective functions and capacities.

        SECTION 2.  Commitments, Loans, Notes and Prepayments.
                    ------------------------------------------

        2.01 SYNDICATED LOANS. Each Bank severally agrees, on the terms and conditions of this Agreement, to make loans (each a "SYNDICATED LOAN") to the Company in Dollars during the period from and including the Closing Date to but not including the Maturity Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Commitment of such Bank as in effect from time to time; PROVIDED that in no event shall the aggregate principal amount of all Syndicated Loans, together with the aggregate amount of all Letter of Credit Liabilities and the aggregate principal amount of all Money Market Loans and Swingline Loans, exceed the aggregate amount of the Commitments as in effect from time to time. Subject to the terms and conditions of this Agreement, during such period the Company may borrow, repay and reborrow the amount of the Commitments by means of Base Rate Loans and Eurodollar Loans and may Convert Loans of one Type into Loans of

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                                      29
another Type (as provided in SECTION 2.11) or Continue Loans of one Type as Loans of the same Type (as provided in SECTION 2.11). No more than four separate Interest Periods in respect of Fixed Rate Loans of a Class (other than Money Market Loans) from each Bank may be outstanding at any one time.

        2.02   Borrowings of Syndicated Loans.
               -------------------------------

        (a) The Company shall give the Administrative Agent (which shall promptly notify the Banks) notice of each borrowing of Syndicated Loans as provided in SECTION 4.05. Not later than 11:00 a.m. New York time on the date specified for each borrowing of Syndicated Loans, each Bank shall, subject to the terms and conditions of this Agreement, make available the amount of the Syndicated Loan or Loans to be made by it on such date to the Administrative Agent, at account number NYA0-DI-900-9-000002 maintained by the Administrative Agent with Chase at the Principal Office, in immediately available funds, for the account of the Company. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company by depositing the same, in immediately available funds, in an account of the Company maintained with Chase at the Principal Office designated by the Company.

        (b) At any time from the date on which a Swingline Loan is made until such Swingline Loan shall have been paid in full, the Swingline Bank may, and the Company hereby irrevocably authorizes and empowers (which power is coupled with an interest) the Swingline Bank to, deliver, on behalf of the Company, to the Administrative Agent a notice of borrowing of Syndicated Loans that are Base Rate Loans in an amount equal to the then unpaid principal amount of such Swingline Loan, which borrowing shall not be subject to the provisions of
SECTION 4.04. The proceeds of such Syndicated Loans shall be applied solely to refinance such Swingline Loan. In the event that the power of the Swingline Bank to give such notice of borrowing on behalf of the Company is terminated for any reason whatsoever (including a termination resulting from the occurrence of an event specified in clause (g) or (h) of SECTION 9 with respect to the Company),

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

or the Swingline Bank is otherwise precluded for any reason whatsoever from giving a notice of borrowing on behalf of the Company as provided in the preceding sentence, each Bank shall, upon notice from the Swingline Bank, promptly purchase from the Swingline Bank a participation in (or, if and to the extent specified by the Swingline Bank, a direct interest in) such Swingline Loan in the amount of the Base Rate Loan it would have been obligated to make pursuant to such notice of borrowing. Anything in SECTION 2.02(a) or SECTION
4.05 to the contrary notwithstanding, each Bank shall, not later than 4:00 p.m. New York time on the Business Day on which such notice is given (if such notice is given by 2:15 p.m. New York time) or 9:00 a.m. New York time on the next succeeding Business Day (if such notice is given after 2:15 p.m. New York time), make available the amount of the Base Rate Loan to be made by it (or the amount of the participation or direct interest to be purchased by it, as the case may
be) to the Administrative Agent at the account specified in SECTION 2.02(a) and the amount so received by the Administrative Agent shall be made available to the Swingline Bank by depositing the same, in immediately available funds, in an account of the Swingline Bank maintained with Chase at the Principal Office designated by the Swingline Bank. Promptly following its receipt of any payment in respect of a Swingline Loan, the Swingline Bank shall pay to each Bank that has acquired a participation in such Loan such Bank's proportionate share of such payment.

        Anything in this Agreement to the contrary notwithstanding (including in SECTION 6.02), the obligation of each Bank to make its Base Rate Loan (or purchase its participation or direct interest in the Swingline Loan, as the case may be) pursuant to this SECTION 2.02(b) is unconditional under any and all circumstances whatsoever and shall not be subject to set-off, counterclaim or defense to payment that such Bank may have or have had against the Company, the Administrative Agent, the Swingline Bank or any other Bank and, without limiting any of the foregoing, shall be unconditional irrespective of (i) the occurrence of any Default, (ii) the financial condition of the Company, any Subsidiary or Affiliate of the Company, the Administrative Agent, the Swingline Bank or any other Bank or


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                                      31

(iii) the termination or cancellation of the Commitments; PROVIDED that no Bank shall be obligated to make such Base Rate Loan (or to purchase its participation or direct interest in the Swingline Loan) if, at the time of the making of such Swingline Loan, the Swingline Bank had actual knowledge (as determined pursuant to SECTION 10.03) that a Default had occurred and was continuing. The Company agrees that any Bank so purchasing a participation (or direct interest) in such Swingline Loan may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of a Swingline Loan in the amount of such participation.

        If any Bank shall default in its obligation to make its Base Rate Loan to refinance any Swingline Loan (or purchase its participation or direct interest in such Swingline Loan, as the case may be) pursuant to the first paragraph of this SECTION 2.02(b), then for so long as such default shall continue, the Administrative Agent shall at the request of the Swingline Bank, withhold from any payments received by the Administrative Agent under this Agreement or any Note for account of such Bank the amount so in default and the Administrative Agent shall pay the same to the Swingline Bank up to the amount and in satisfaction of such defaulted obligation, which amount the Swingline Bank will apply to the repayment of the principal of such Swingline Loan (if such Bank defaulted in its obligation to make its Base Rate Loan) or otherwise to the purchase of the participation or direct interest to be purchased by such Bank.

        2.03   Money Market Loans.
               -------------------

        (a) In addition to borrowings of Syndicated Loans, at any time prior to the Maturity Date the Company may, as set forth in this SECTION 2.03, request the Banks to make offers to make Money Market Loans to the Company in Dollars. The Banks may, but shall have no obligation to, make such offers and the Company may, but shall have no obligation to, accept any such offers in the manner set forth in this SECTION 2.03. Money Market Loans may be LIBOR Market Loans or Set Rate Loans; PROVIDED that:

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                                      32

        (i) there may be no more than eight different Interest Periods for both Syndicated Loans and Money Market Loans outstanding at the same time (for which purpose Interest Periods described in different lettered clauses of the definition of the term "INTEREST PERIOD" shall be deemed to be different Interest Periods even if they are coterminous); and

        (ii) the aggregate principal amount of all Money Market Loans, together with the aggregate principal amount of all Syndicated Loans and Swingline Loans and the aggregate amount of all Letter of Credit Liabilities, at any one time outstanding shall not exceed the aggregate amount of the Commitments at such time.

        (b) When the Company wishes to request offers to make Money Market Loans, it shall give the Administrative Agent (which shall promptly notify the Banks) notice (a "MONEY MARKET QUOTE REQUEST") so as to be received no later than 11:00 a.m. New York time on (x) the fourth Business Day prior to the date of borrowing proposed in such notice, in the case of a LIBOR Auction or (y) the Business Day next preceding the date of borrowing proposed in such notice, in the case of a Set Rate Auction (or, in any such case, such other time and date as the Company and the Administrative Agent, with the consent of the Majority Banks, may agree). The Company may request offers to make Money Market Loans for up to four different Interest Periods in a single notice (for which purpose Interest Periods in different lettered clauses of the definition of the term "INTEREST PERIOD" shall be deemed to be different Interest Periods even if they are coterminous); PROVIDED that the request for each separate Interest Period shall be deemed to be a separate Money Market Quote Request for a separate borrowing (a "MONEY MARKET BORROWING"). Each such notice shall be substantially in the form of EXHIBIT C and shall specify as to each Money Market Borrowing:

        (i)  the proposed date of such borrowing, which shall be a Business Day;

        (ii) the aggregate amount of such Money Market Borrowing, which shall be at least $5,000,000 (or a larger


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                               ----------------
multiple of $1,000,000) but shall not cause the limits specified in SECTION 2.03(a) to be exceeded;

        (iii)  the duration of the applicable Interest Period;

        (iv) whether the Money Market Quotes requested for a particular Interest Period are seeking quotes for LIBOR Market Loans or Set Rate Loans; and

        (v) if the Money Market Quotes requested are seeking quotes for Set Rate Loans, the date on which the Money Market Quotes are to be submitted if it is before the proposed date of borrowing (the date on which such Money Market Quotes are to be submitted is called the "QUOTATION DATE").

Except as otherwise provided in this SECTION 2.03(b), no Money Market Quote Request shall be given within five Business Days (or such other number of days as the Company and the Administrative Agent, with the consent of the Majority Banks, may agree) of any other Money Market Quote Request.

        (c) (i) Each Bank may submit one or more Money Market Quotes, each containing an offer to make a Money Market Loan in response to any Money Market Quote Request; PROVIDED that, if the Company's request under SECTION 2.03(b) specifies more than one Interest Period, such Bank may make a single submission containing one or more Money Market Quotes for each such Interest Period. Each Money Market Quote must be submitted to the Administrative Agent not later than
(x) 2:00 p.m. New York time on the fourth Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) 10:00 a.m. New York time on the Quotation Date, in the case of a Set Rate Auction (or, in any such case, such other time and date as the Company and the Administrative Agent, with the consent of the Majority Banks, may agree); PROVIDED that any Money Market Quote may be submitted by Chase (or its Applicable Lending Office) only if Chase (or such Applicable Lending Office) notifies the Company of the terms of the offer contained in such Money Market Quote not later than (x) 1:00 p.m. New York time on the fourth Business


                               Credit Agreement
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                                      34

Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or
(y) 9:45 a.m. New York time on the Quotation Date, in the case of a Set Rate Auction. Subject to SECTIONS 5.02(b), 5.03, 6.02 and 9, any Money Market Quote so made shall be irrevocable except with the consent of the Administrative Agent given on the instructions of the Company.

        (ii) Each Money Market Quote shall be in substantially the form of EXHIBIT D and shall specify:

        (A) the proposed date of borrowing and the Interest Period for the Money Market Loan for which each such offer is being made;

        (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount shall be at least $5,000,000 (or a larger multiple of $1,000,000); PROVIDED that the aggregate principal amount of all Money Market Loans for which a Bank submits Money Market Quotes (x) may be greater or less than the Commitment of such Bank but (y) may not exceed the principal amount of the Money Market Borrowing for a particular Interest Period for which offers were requested;

        (C) in the case of a LIBOR Auction, the margin above or below the applicable LIBO Rate (the "LIBO MARGIN") offered for each such Money Market Loan, expressed as a percentage (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) to be added to or subtracted from the applicable LIBO Rate;

        (D) in the case of a Set Rate Auction, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) offered for each such Money Market Loan (the "SET RATE"); and

        (E)  the identity of the quoting Bank.

Unless otherwise agreed by the Administrative Agent and the Company, no Money Market Quote shall contain qualifying,


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                                      35
conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote Request and, in particular, no Money Market Quote may be conditioned upon acceptance by the Company of all (or some specified minimum) of the principal amount of the Money Market Loan for which such Money Market Quote is being made.

        (d) The Administrative Agent shall (x) in the case of a Set Rate Auction, as promptly as practicable after the Money Market Quote is submitted (but in any event not later than 10:15 a.m. New York time on the Quotation Date) or (y) in the case of a LIBOR Auction, by 4:00 p.m. New York time on the day a Money Market Quote is submitted, notify the Company of the terms (i) of any Money Market Quote submitted by a Bank that is in accordance with SECTION 2.03(c) and (ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Administrative Agent's notice to the Company shall specify (A) the aggregate principal amount of the Money Market Borrowing for which offers have been received and (B) the respective principal amounts and LIBO Margins or Set Rates, as the case may be, so offered by each Bank (identifying the Bank that made each Money Market Quote).

        (e) Not later than 11:00 a.m. New York time on (x) the third Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or
(y) the Quotation Date, in the case of a Set Rate Auction (or, in any such case, such other time and date as the Company and the Administrative Agent, with the consent of the Majority Banks, may agree), the Company shall notify the Administrative Agent of its acceptance or nonacceptance of the offers so communicated to it pursuant to SECTION 2.03(d) (and the failure of the Company to give such notice by such time shall constitute nonacceptance) and the Administrative Agent shall promptly notify each affected Bank. In the case of acceptance, such notice shall specify the

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

aggregate principal amount of offers for each Interest Period that are accepted. The Company may accept any Money Market Quote in whole or in part (PROVIDED that any Money Market Quote accepted in part shall be at least $5,000,000 or a larger multiple of $1,000,000; PROVIDED that:

        (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

        (ii) the aggregate principal amount of each Money Market Borrowing shall be at least $5,000,000 (or a larger multiple of $1,000,000) but shall not cause the limits specified in SECTION 2.03(a) to be violated;

        (iii) acceptance of offers may be made only in ascending order of LIBO Margins or Set Rates, as the case may be, in each case beginning with the lowest rate so offered; and

        (iv) the Company may not accept any offer where the Administrative Agent has advised the Company that such offer fails to comply with SECTION 2.03(c)(ii) or otherwise fails to comply with the requirements of this Agreement (including SECTION 2.03(a)).

If offers are made by two or more Banks with the same LIBO Margins or Set Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Company among such Banks as nearly as possible (in amounts of at least $2,500,000 or any larger multiple of $500,000) in proportion to the aggregate principal amount of such offers. Determinations by the Company of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

        (f) Any Bank whose offer to make any Money Market Loan has been accepted shall, not later than 1:00 p.m. New York time on the date specified for the making of such Loan, make the


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

amount of such Loan available to the Administrative Agent at account number NYA0-DI-900-9-000002 maintained by the Administrative Agent with Chase at the Principal Office in immediately available funds, for the account of the Company. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company on such date by depositing the same, in immediately available funds, in an account of the Company maintained with Chase at the Principal Office designated by the Company.

        (g) Except for the purpose and to the extent expressly stated in SECTIONS 2.06(c) and 2.07 and without limiting the effect of SECTION 2.03(a)(ii), the amount of any Money Market Loan made by any Bank shall not constitute a utilization of such Bank's Commitment.

        2.04 LETTERS OF CREDIT. Subject to the terms and conditions of this Agreement, the Commitments may be utilized, upon the request of the Company, in addition to the Loans provided for by SECTION 2.01(a), by the issuance by the Issuing Bank of letters of credit (collectively, "LETTERS OF CREDIT") for the account of the Company or any of its Subsidiaries (as specified by the Company); PROVIDED that in no event shall (i) the aggregate amount of all Letter of Credit Liabilities, together with the aggregate principal amount of the Loans exceed the aggregate amount of the Commitments as in effect from time to time, (ii) the outstanding aggregate amount of all Letter of Credit Liabilities exceed $5,000,000 and (iii) the expiration date of any Letter of Credit extend beyond the earlier of the Maturity Date and the date twelve months following the issuance of such Letter of Credit. The following additional provisions shall apply to Letters of Credit:

        (a) The Company shall give the Administrative Agent at least three Business Days' irrevocable prior notice (effective upon receipt) specifying the Business Day (which shall be no later than 30 days preceding the Maturity Date) each Letter of Credit is to be issued and describing in reasonable detail the proposed terms of such Letter of Credit (including its beneficiary) and the nature of the transactions or obligations

                               Credit Agreement
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                                      38
proposed to be supported (including whether such Letter of Credit is to be a commercial letter of credit or a standby letter of credit). The Company shall be the account party for each Letter of Credit, including Letters of Credit issuable to a beneficiary having a claim or potential claim against a Subsidiary of the Company. Upon receipt of any such notice, the Administrative Agent shall advise the Issuing Bank of the contents.

        (b) On each day during the period commencing with the issuance by the Issuing Bank of any Letter of Credit and until such Letter of Credit shall have expired or been terminated or, if drawn upon, until the resulting Reimbursement Obligations have been reimbursed in full by the Company (whether by a borrowing under this agreement or otherwise), the Commitment of each Bank shall be deemed to be utilized for all purposes of this Agreement in an amount equal to such Bank's Commitment Percentage of the then Letter of Credit Liabilities associated with such Letter of Credit. Each Bank (other than the Issuing Bank) agrees that, upon the issuance of any Letter of Credit it shall automatically acquire a participation in the Issuing Bank's liability under such Letter of Credit in an amount equal to such Bank's Commitment Percentage of such liability, and each Bank (other than the Issuing Bank) thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to the Issuing Bank to pay and discharge when due, its Commitment Percentage of the Issuing Bank's liability under such Letter of Credit.

        (c) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the Issuing Bank shall promptly notify the Company (through the Administrative Agent) of the amount to be paid by the Issuing Bank as a result of such demand and the date on which payment is to be made by the Issuing Bank to such beneficiary in respect of such demand. The Company hereby unconditionally agrees to pay and reimburse the Administrative Agent for the account of the Issuing Bank for the amount of each demand for payment under such Letter of Credit at or prior to the date on which payment is to be made by the Issuing Bank to the beneficiary under such Letter

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                               ----------------
of Credit, without presentment, demand, protest or other formalities of any kind.

        (d) Forthwith upon its receipt of a notice referred to in clause (c) of this SECTION 2.04, the Company shall advise the Administrative Agent whether or not the Company intends to borrow under SECTION 2.01 to finance its obligation to reimburse the Issuing Bank for the amount of the related demand for payment and, if it does, submit a notice of such borrowing as provided in SECTION 4.05. In the event that the Company fails to so advise the Administrative Agent, or if the Company fails to reimburse the Issuing Bank for a demand for payment under a Letter of Credit by the date of such payment, the Administrative Agent shall give each Bank prompt notice of the amount of the demand for payment, specifying such Bank's Commitment Percentage of the amount of the related demand for payment.

        (e) Each Bank (other than the Issuing Bank) shall pay to the Administrative Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds, the amount of such Bank's Commitment Percentage of any payment under a Letter of Credit upon notice by the Administrative Agent to such Bank requesting such payment and specifying such amount as provided in clause (d) of this SECTION 2.04. Each such Bank's obligation to make such payments to the Administrative Agent for the account of the Issuing Bank under this clause (e), and the Issuing Bank's right to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including (i) the failure of any other Bank to make its payment under this clause (e), the financial condition of the Company (or any other account party), the existence of any Default or (ii) the termination of the Commitments; PROVIDED that no Bank shall be obligated to make such payment (or to purchase its participation or direct interest in the Letter of Credit) if, at the time of issuing such Letter of Credit, the Issuing Bank had actual knowledge (as determined pursuant to SECTION 10.03) that a Default had occurred and was continuing. Each such payment to the Issuing Bank shall be made without any offset, abatement, withholding or reduction whatsoever.


                               Credit Agreement
                               ----------------

        (f) Upon the making of each payment by a Bank to the Issuing Bank pursuant to clause (e) above in respect of any Letter of Credit, such Bank shall, automatically and without any further action on the part of the Administrative Agent, the Issuing Bank or such Bank, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to the Issuing Bank by the Company under this Agreement and under the Letter of Credit Documents relating to such Letter of Credit and (ii) a participation in a percentage equal to such Bank's Commitment Percentage in any interest or other amounts payable by the Company under such Letter of Credit Documents and the other Basic Documents in respect of such Reimbursement Obligation (other than the commissions, charges, costs and expenses payable only to the Issuing Bank pursuant to clause (g) of this SECTION 2.04). Upon receipt by the Issuing Bank from or for the account of the Company of any payment in respect of any Reimbursement Obligation or any such interest or other amount (including by way of set-off or application of proceeds of any collateral security) the Issuing Bank shall promptly pay to the Administrative Agent for the account of each Bank who shall have previously assumed a participation in such payment under clause
(ii) above, such Bank's Commitment Percentage of such payment, each such payment by the Issuing Bank to be made in the same money and funds in which received by the Issuing Bank. In the event any payment received by the Issuing Bank and so paid to the Banks is rescinded or must otherwise be returned by the Issuing Bank, each Bank shall, upon the request of the Issuing Bank (through the Administrative Agent), repay to the Issuing Bank (through the Administrative Agent) the amount of such payment paid to such Bank, with interest at the rate specified in clause (j) of this SECTION 2.04.

        (g) The Company shall pay to the Administrative Agent for the account of the Issuing Bank in respect of each Letter of Credit an issuance fee in an amount equal to .1250% of the face amount of such Letter of Credit (such fee to be nonrefundable and to be paid in advance on such date of issuance) plus all commissions, charges, costs and expenses in the amounts customarily charged by the Issuing Bank from time to time in like circumstances with respect to the issuance of each Letter of

                               Credit Agreement
                               ----------------

Credit and drawings and other transactions relating to such Letter of Credit.
In addition, the Company shall pay to the Administrative Agent for the account of each Bank a letter of credit fee in respect of each Letter of Credit on the daily average undrawn face amount of such Letter of Credit for the period from
and including the date of issuance of   such Letter of Credit to and including
the date such Letter of Credit is drawn in full, expires or is terminated (such fee to be non-refundable, to be paid in arrears on each Quarterly Date and on the Maturity Date and to be calculated, for any day, after giving effect to any payments made under such Letter of Credit on such day) in an amount equal to .4500% per annum or, for any Quarterly Period prior to the first day of which (and in any event no later than 45 days after the end of the fiscal quarter most recently ended) the Company has delivered to the Administrative Agent a certificate of the Company calculating the Leverage Ratio as at the last day of such fiscal quarter (other than such portion of such period during which a Default shall be continuing), the percentage per annum set forth below opposite the Leverage Ratio for the Company reflected on such certificate:

     Leverage Ratio                     Percentage Rate
     --------------                     ---------------
     Less than or equal to 0.25              .2000%
     From in excess of 0.25 to 0.35          .2250%
     From in excess of 0.35 to 0.40          .3250%
     Greater than 0.40                       .4500%

        (h) Promptly following the end of each calendar month, the Issuing Bank shall deliver (through the Administrative Agent) to each Bank and the Company a notice describing the aggregate amount of all Letters of Credit outstanding at the end of such month. Upon the request of any Bank from time to time, the Issuing Bank shall deliver any other information reasonably requested by such Bank with respect to each Letter of Credit then outstanding.

        (i) The issuance by the Issuing Bank of each Letter of Credit shall be subject, in addition to the conditions precedent set forth in SECTION 6, to the conditions precedent


                               Credit Agreement
                               ----------------
that (i) such Letter of Credit shall be in such form, contain such terms and support such transactions as shall be satisfactory to the Issuing Bank consistent with its then current practices and procedures with respect to letters of credit of the same type and (ii) the Company shall have executed and delivered such applications, agreements and other instruments relating to such Letter of Credit as the Issuing Bank shall have reasonably requested consistent with its then current practices and procedures with respect to letters of credit of the same type; PROVIDED that in the event of any conflict between any such application, agreement or other instrument and the provisions of this Agreement, the provisions of this Agreement shall control.

        (j) To the extent that any Bank fails to pay any amount required to be paid pursuant to clause (e) or (f) of this SECTION 2.04 when due, such Bank shall pay interest to the Issuing Bank (through the Administrative Agent) on such amount from and including such due date to but excluding the date such payment is made (i) during the period from and including such due date to but excluding the date three Business Days thereafter, at a rate per annum equal to the Federal Funds Rate (as in effect from time to time) and (ii) thereafter, at a rate per annum equal to the Base Rate plus 2.0%.

        (k) The issuance by the Issuing Bank of any modification or supplement to any Letter of Credit shall be subject to the same conditions applicable under this SECTION 2.04 to the issuance of new Letters of Credit, and no such modification or supplement shall be issued unless either (x) the respective Letter of Credit as affected by such action would have complied with such conditions had it originally been issued in such modified or supplemented form or (y) each Bank shall have consented to such modification or supplement.

        (l) The obligations of the Company under this SECTION 2.04 shall be unconditional and absolute and shall not be affected, modified or impaired, upon the happening at any time or from time to time of any event, including any of the following, whether or not with notice to or the consent of the Company:


                               Credit Agreement
                               ----------------

        (i) the compromise, settlement, release, modification, amendment (whether material or otherwise) or termination of any or all of the obligations, conditions, covenants or agreements of any Person in respect of any of the Basic Documents;

        (ii) the occurrence, or the failure by the Administrative Agent, any Bank or any other Person to give notice to the Company of the occurrence, of any Default or any default under any of the other Basic Documents;

        (iii) the waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements of any Person contained in any of the Basic Documents;

        (iv) the extension of the time for performance of any other obligations, covenants or agreements of any Person under or arising out of any of the Basic Documents;

        (v) the taking or the omission of any of the actions referred to in any of the Basic Documents;

        (vi) any failure, omission or delay on the part of the Administrative Agent, any Bank, the Company or the beneficiary of any Letter of Credit to enforce, assert or exercise any right, remedy, power or privilege conferred by this Agreement or any of the Basic Documents, or any other act or acts on the part of the Administrative Agent, any Bank, the Company or the beneficiary of any Letter of Credit;

        (vii) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets of, the marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings which affect, the Company or any other party to any of the Basic Documents;


                               Credit Agreement
                               ----------------

                (viii) any lack of validity or enforceability of this Agreement, any Letter of Credit or any other Basic Document, or any allegation of invalidity or unenforceability or any contest of such validity or enforceability;

                (ix) the existence of any claim, set-off, defense or other right which the Company may have at any time against the Administrative Agent, any Bank or any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom the Bank or any such beneficiary or transferee may be acting), or any other Person, whether in connection with this Agreement or any of the other Basic Documents or any of the transactions contemplated by any Basic Document or any unrelated transaction;

                (x) any statement in any certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any such statement being untrue or inaccurate in any respect whatsoever;

                (xi) payment by the Issuing Bank under any Letter of Credit against presentation of a demand or certificate which does not comply with the terms of such Letter of Credit;

                (xii) the release or discharge by operation of law of the Company from the performance or observance or any obligation, covenant or agreement contained in any of the Basic Documents; or

                (xiii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

        (m) Without affecting the Company's liability under SECTION 11.03, the Company agrees to indemnify each of the Issuing Bank, the Administrative Agent and the Banks and their respective affiliates, directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, damages or expenses incurred by any of them in connection with or by reason of any actual or threatened


                               Credit Agreement
                               ----------------
investigation, litigation or other proceeding (including, in respect of the Issuing Bank and the Administrative Agent, any such investigations, litigation or other proceeding between the Issuing Bank or the Administrative Agent and any
Bank) relating to (a) the execution and delivery of any Letter of Credit; (b) the use of the proceeds of any drawing under any Letter of Credit; or (c) the transfer or substitution of, or payment or failure to pay under, any Letter of Credit, including the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding, but excluding damages, losses, liabilities or expenses to the extent, but only to the extent, incurred by reason of (x) the willful misconduct or gross negligence of the Issuing Bank in determining whether a document presented under any Letter of Credit complies with the terms of such Letter of Credit or (y) in the case of the Issuing Bank, such Bank's failure to pay under any Letter of Credit after presentation to it of documents strictly complying with the terms and conditions of such Letter of Credit. It shall not be a condition to any such indemnification that the Issuing Bank, the Administrative Agent or any Bank shall be a party to any such investigations, litigation or other proceeding. Nothing in this SECTION 2.04 is intended to limit the Company's payment obligations under this Agreement.

        (n) The Company assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to the use of the Letter of Credit. None of the Administrative Agent, any Bank nor any of their respective affiliates, officers, directors, employees, attorneys or agents shall be liable or responsible for: (a) the use which may be made of the Letter of Credit or for any acts or omissions of any beneficiary of any Letter of Credit in connection with such Letter of Credit; (b) the validity, sufficiency or genuineness of documents presented to the Issuing Bank, or of any endorsement on such documents, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Issuing Bank against presentation of documents which do not comply with the terms of any Letter of Credit, including failure of any documents to bear any reference or adequate


                               Credit Agreement
                               ----------------
reference to such Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit; PROVIDED that the Company shall have a claim against the Issuing Bank to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Company which the Company proves were caused by (i) the Issuing Bank's willful misconduct or gross negligence in determining whether a document presented under any Letter of Credit complies with the terms of such Letter of Credit or (ii) the Issuing Bank's willful failure to pay under the Letter of Credit after presentation to it of documents strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

        2.05   Swingline Loans.
               ----------------

        (a) The Swingline Bank hereby agrees, on the terms and conditions of this Agreement, to make loans ("SWINGLINE LOANS") to the Company in Dollars during the period from and including the date of this Agreement to but not including the Maturity Date in an aggregate principal amount at any one time outstanding up to but not exceeding the Swingline Commitment; PROVIDED that the aggregate unpaid principal amount of all Swingline Loans, together with the aggregate unpaid principal amount of all Syndicated Loans and all Money Market Loans and the aggregate amount of all Letter of Credit Liabilities at any one time outstanding, may not exceed the aggregate amount of the Commitments. Subject to the terms of this Agreement, the Company may borrow, repay and reborrow the amount of the Swingline Commitments by means of Base Rate Loans.

        (b) The Company shall, not later than 11:00 a.m. New York time on the date on which the Company proposes to borrow a Swingline Loan, give the Administrative Agent (which shall promptly notify the Swingline Bank and the Banks) notice of such borrowing (a "SWINGLINE BORROWING NOTICE"), which notice shall be irrevocable and effective only upon receipt by the Administrative

                               Credit Agreement
                               ----------------

Agent and shall specify the principal amount of the Swingline Loan to be borrowed (which shall be at least $500,000 and in larger multiples of $100,000). Not later than 4:00 p.m. New York time, on the date specified in each Swingline Borrowing Notice, the Swingline Bank shall, subject to the terms of this Agreement, make the amount of the Swingline Loan to be made by it on such date available to the Administrative Agent in account number NYA0-DI-900-9-000002 maintained by the Administrative Agent with Chase at the Principal Office in immediately available funds, for account of the Company.
The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company on such date by depositing the same, in immediately available funds, in an account of the Company maintained with Chase at the Principal Office designated by the Company.

        2.06   Changes of Commitments.
               -----------------------

        (A) VOLUNTARY. The Company shall have the right at any time or from time to time (i) so long as no Loans are outstanding, to terminate the Commitments and (ii) to reduce the aggregate unused amount of the Commitments (for which purpose use of the Commitments shall be deemed to include the aggregate principal amount of all Money Market Loans and Swingline Loans); PROVIDED that (x) the Company shall give notice of each such termination or reduction as provided in SECTION 4.05 and (y) each partial reduction shall be in an aggregate amount at least equal to $25,000,000 or in any larger multiple of $5,000,000. The Commitments once terminated or reduced may not be reinstated.

        (b)    MANDATORY.

        (i) If the Provident Acquisition shall not have been consummated and the conditions specified in SECTION 6.02(c) shall not have been satisfied (or waived by all of the Banks) by October 31, 1995, the aggregate Commitments shall be automatically reduced to $175,000,000 on such date.

        (ii) If the Company receives credits against the Purchase Price (as defined in the Provident Purchase Agreement)

                               Credit Agreement
                               ----------------
pursuant to SECTION 6.04 of the Provident Purchase Agreement, the aggregate Commitments in excess of $175,000,000 shall be automatically reduced by fifty percent (50%) of the amount of any such credits in excess of $30,000,000.

To the extent that, after giving effect to such reductions, the aggregate principal amount of Loans, together with the aggregate amount of all Letter of Credit Liabilities would exceed the Commitments, the Company shall, first, prepay Loans and, second, provide cover for Letter of Credit Liabilities by paying to the Administrative Agent in immediately available funds an amount equal to the required amount, which funds shall be retained by the Administrative Agent in the Collateral Account subject to and in accordance with
SECTION 10.09, in an aggregate amount equal to such excess.

        (c) UPON MATURITY. The aggregate amount of the Commitments shall be automatically reduced to zero on the Maturity Date.

        2.07   FEES.

        (a) FACILITY FEE. The Company shall pay to the Administrative Agent for the account of each Bank a facility fee on the amount of such Bank's Commitment for the period from and including the Signing Date to but not including the earlier of the date such Commitment is terminated and the Maturity Date, at the rate of (a) for the first Quarterly Period, .1250% per annum and
(b) thereafter, .1750% per annum or, for any Quarterly Period prior to the first day of which (and in any event no later than 45 days after the end of the fiscal quarter most recently ended) the Company has delivered to the Administrative Agent a certificate of the Company calculating the Leverage Ratio as at the last day of such fiscal quarter (other than such portion of such period during which a Default shall be continuing), the percentage per annum set forth below opposite the Leverage Ratio for the Company reflected on such certificate:

                               Credit Agreement
                               ----------------

     Leverage Ratio                     Percentage Rate
     --------------                     ---------------
     Less than or equal to 0.25              .1000%
     From in excess of 0.25 to 0.35          .1250%
     From in excess of 0.35 to 0.40          .1500%
     Greater than 0.40                       .1750%

Accrued facility fees shall be payable in arrears on each Quarterly Date and on the earlier of each of the date the relevant Commitments are terminated and the Maturity Date.

        (b) MONEY MARKET QUOTE REQUEST FEE. The Company shall pay to the Administrative Agent a solicitation fee equal to $750 for each Money Market Quote Request made by the Company. Accrued solicitation fees shall be payable on each Quarterly Date and on the earlier of the date the Commitments are terminated and the Maturity Date.

        2.08 LENDING OFFICES. The Loans of each Type made by each Bank shall be made and maintained at such Bank's Applicable Lending Office for Loans of such Type.

        2.09 SEVERAL OBLIGATIONS; REMEDIES INDEPENDENT. The failure of any Bank to make any Loan to be made by it on the date specified for such Loan shall not relieve any other Bank of its obligation to make its Loan on such date, but neither any Bank nor the Administrative Agent shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank, and no Bank shall have any obligation to the Administrative Agent or any other Bank for the failure by such Bank to make any Loan required to be made by such Bank. The amounts payable by the Company at any time under this Agreement and under the Notes to each Bank shall be a separate and independent debt and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Bank or the Administrative Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

                               Credit Agreement
                               ----------------

        2.10   Notes.
               ------

        (a) The Syndicated Loans made by each Bank shall be evidenced by a single promissory note of the Company in substantially the form of EXHIBIT A-1, dated the Closing Date, payable to such Bank in a principal amount equal to the amount of its Commitment as originally in effect and otherwise duly completed.

        (b) The Money Market Loans made by any Bank shall be evidenced by a single promissory note of the Company substantially in the form of EXHIBIT A-2, dated the Closing Date, payable to such Bank and otherwise duly completed.

        (c) The Swingline Loans made by the Swingline Bank shall be evidenced by a single promissory note of the Company in substantially the form of EXHIBIT A-3, dated the Closing Date, payable to the Swingline Bank and otherwise duly completed.

        (d) The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Loan of each Class made by each Bank to the Company, and each payment made on account of the principal of each Loan, shall be recorded by such Bank on its books and, prior to any transfer of the Note evidencing the Loans of such Class held by it, endorsed by such Bank on the schedule attached to such Note or any continuation of such Note; PROVIDED that the failure of such Bank to make any such recordation or endorsement shall not affect the obligations of the Company to make a payment when due of any amount owing under this Agreement or under such Note in respect of the Loans to be evidenced by such Note.

        (e) No Bank shall be entitled to have its Notes subdivided, by exchange for promissory notes of lesser denominations or otherwise, except in connection with a permitted assignment of all or any portion of such Bank's relevant Commitment, Loans and Notes pursuant to SECTION 11.06(b).

                               Credit Agreement
                               ----------------

2.11 OPTIONAL PREPAYMENTS AND CONVERSIONS OR CONTINUATIONS OF LOANS. Subject to SECTION 4.04, the Company shall have the right to prepay Syndicated Loans, or to Convert Syndicated Loans of one Type into Syndicated Loans of another Type or Continue Syndicated Loans of one Type as Syndicated Loans of the same Type, at any time or from time to time; PROVIDED that: (a) the Company shall give the Administrative Agent notice of each such prepayment, Conversion or Continuation as provided in SECTION 4.05 (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable under this Agreement); and (b) Fixed Rate Loans may be prepaid or Converted only on the last day of an Interest Period for such Loans. Money Market Loans may not be prepaid. Notwithstanding the foregoing, and without limiting the rights and remedies of the Banks under SECTION 9, in the event that any Event of Default shall have occurred and be continuing, the Administrative Agent may (and at the request of the Majority Banks shall) suspend the right of the Company to Convert any Loan into a Fixed Rate Loan, or to Continue any Loan as a Fixed Rate Loan, in which event all Loans shall be Converted into (on the last day(s) of their respective Interest Periods) or Continued as, as the case may be, Base Rate Loans.

        2.12   Extension of Maturity Date.
               ---------------------------

        (a) REQUEST FOR EXTENSION. The Company may request the Banks to extend the Maturity Date for a period of one year by delivering a written request for such extension to the Administrative Agent no more than 45 days prior to the first anniversary of the Signing Date and, if such extension has been effected, the Company may again request that the Banks extend the Maturity Date for one additional period of one year by delivering a written request for such additional extension to the Administrative Agent no more than 45 days prior to the second anniversary of the Signing Date. Such extension or extensions shall be conditioned upon the unanimous consent of the Banks. Each Bank may withhold its consent to any such extension in its sole discretion. Any Bank that shall not have indicated its determination under this SECTION 2.12 to the Administrative Agent prior to the first or second anniversary of the Signing Date, as

                               Credit Agreement
                               ----------------
applicable, shall be deemed not to have consented to any such extension.

        (b) REPLACEMENT OF NON-CONSENTING BANKS. If a Bank or Banks (other than the Administrative Agent or the Issuing Bank) shall have failed to consent to an extension requested in accordance with clause (a) above (the "NON-CONSENTING BANKS") but at least Banks holding ninety percent of the Commitments shall have consented to such an extension, the Company may request the Administrative Agent to use reasonable efforts to arrange an assignment, pursuant to an Assignment and Acceptance, of all such Non-Consenting Banks' Loans, Notes, Commitments, Letter of Credit Interest and all related rights, remedies, powers and privileges under the Basic Documents to a replacement Bank acceptable to the Administrative Agent, the Issuing Bank and the Company, and each Bank hereby consents to such an assignment in the event it becomes a Non-Consenting Bank. Any assignment made by a Non-Consenting Bank pursuant to this SECTION 2.12(b) shall be effective as of the applicable anniversary of the Signing Date and be subject to the provisions of SECTION 11.06(b) and shall satisfy the following additional conditions: (x) the Company shall promptly pay when due all reasonable fees and expenses of the Non-Consenting Bank incurred or to be incurred in connection with such assignment; (y) any assignment of such Non-Consenting Bank's Loans, Notes, Commitments, Letter of Credit Interest and all of its related rights, remedies, powers and privileges under the Basic Documents shall be made without recourse, representation or warranty (other than the representation and warranty that the Non-Consenting Bank is the legal and beneficial owner of the interest being assigned, free and clear of any adverse claim); and (z) the assignee shall pay the Administrative Agent for the account of the Non-Consenting Bank in immediately available funds all amounts outstanding or payable under this Agreement or any other Basic Document to such Non-Consenting Bank.


                               Credit Agreement
                               ----------------

        SECTION 3.  Payments of Principal and Interest.
                    -----------------------------------

        3.01   Repayment of Loans.
               -------------------

        (a) SYNDICATED LOANS. The Company hereby promises to pay to the Administrative Agent for the account of each Bank the entire outstanding principal amount of such Bank's Loans, and each Loan shall mature, on the Maturity Date. In addition, if at any time the aggregate principal amount of the Loans, together with the aggregate amount of all Letter of Credit Liabilities, shall exceed the Commitments, the Company shall, first, prepay Loans and, second, provide cover for Letter of Credit Liabilities as specified in SECTION 2.06(b), in an aggregate amount equal to such excess.

        (b) MONEY MARKET LOANS. The Company hereby promises to pay to the Administrative Agent for the account of each Bank that makes any Money Market Loan the principal amount of such Money Market Loan, and such Money Market Loan shall mature, on the last day of the Interest Period for such Money Market Loan.

        (c) SWINGLINE LOANS. The Company hereby promises to pay to the Administrative Agent for the account of the Swingline Bank the principal amount of any Swingline Loan, and such Swingline Loan shall mature on the earlier of
(i) the borrowing date of the Syndicated Loan or Money Market Loan (whichever first occurs) immediately succeeding the borrowing date of any such Swingline Loan, the proceeds of which shall be used to pay such Swingline Loan, (ii) 60 days following the borrowing date of such Swingline Loan and (iii) the Maturity Date.

        3.02 INTEREST. The Company hereby promises to pay to the Administrative Agent for the account of each Bank interest on the unpaid principal amount of each Loan made by such Bank for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                               Credit Agreement
                               ----------------

        (a) during such periods as such Loan is a Base Rate Loan, the Base Rate (as in effect from time to time);

        (b) during such periods as such Loan is a Fixed Rate Loan, for each Interest Period, the Fixed Rate for such Loan for such Interest Period PLUS the Applicable Margin;

        (c) if such Loan is a LIBOR Market Loan, the LIBO Rate for such Loan for its Interest Period PLUS (or MINUS) the LIBO Margin quoted by the Bank making such Loan in accordance with SECTION 2.03; and

        (d) if such Loan is a Set Rate Loan, the Set Rate for such Loan for its Interest Period quoted by the Bank making such Loan in accordance with
SECTION 2.03.

Notwithstanding the foregoing, the Company hereby promises to pay to the Administrative Agent for the account of each Bank interest at the applicable Post-Default Rate on any Obligation held by such Bank to or for the account of such Bank, which shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date of any such amount to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable (i) in the case of a Base Rate Loan, quarterly on the Quarterly Dates, (ii) in the case of a Fixed Rate Loan or a Money Market Loan, on the last day of each Interest Period for such Loan and, if such Interest Period is longer than 90 days (in the case of a Set Rate Loan) or three months (in the case of a Eurodollar Loan or a LIBOR Market Loan), at ninety-day or three-month intervals, respectively, following the first day of such Interest Period, and (iii) in the case of any Loan, upon the payment or prepayment of such Loan or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for in this Agreement or any change in any such interest rate, the Administrative Agent shall give notice of

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

the same to the Banks to which such interest is payable and to the Company.

        SECTION 4.  Payments; Pro Rata Treatment; Computations; Etc.
                    ------------------------------------------------

        4.01   Payments.
               ---------

        (a) Except to the extent otherwise provided in this Agreement, all payments of any Obligations, except to the extent otherwise provided in any other Basic Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Administrative Agent at account number NYA0-DI-900-9-000002 maintained by the Administrative Agent with Chase at the Principal Office (or such other account as the Administrative Agent shall have designated in writing to the Company), not later than 1:00 p.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

        (b) The Company shall, at the time of making each payment under this Agreement of any Obligation for the account of any Bank, specify to the Administrative Agent (which shall so notify each intended recipient) to which Obligation such payment is to be applied (and in the event that the Company fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may distribute such payment to the Banks for application in such manner as it or the Majority Banks, subject to SECTION 4.02, may determine to be appropriate).

        (c) Each payment received by the Administrative Agent under this Agreement of any Obligation for the account of any Bank shall be paid by the Administrative Agent promptly to such Bank, in immediately available funds, for the account of such Bank's Applicable Lending Office for the Loan or other obligation in respect of which such payment is made.

        (d) If the due date of any payment of any Obligation would otherwise fall on a day that is not a Business


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Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

        4.02 PRO RATA TREATMENT. Except to the extent otherwise provided in this Agreement: (a) each borrowing of Loans, other than Money Market Loans or Swingline Loans, shall be made from the Banks, each payment of facility fees under SECTION 2.06 in respect of Commitments shall be made for the account of the Banks, each termination or reduction of the amount of the Commitments under
SECTION 2.05 shall be applied to the respective Commitments of the Banks and each participation in any Letter of Credit shall be allocated among the Banks, pro rata according to the amounts of their respective Commitments; (b) the making, Conversion and Continuation of Loans of a particular Type (other than Conversions provided for by SECTION 5.04) shall be made pro rata among the relevant Banks according to the amounts of their respective Commitments (in the case of making of Loans) or their respective Loans (in the case of Conversions and Continuations of Loans) and the applicable Interest Period for each Loan of such Type shall be coterminous; and (c) each payment on account of any Obligations to or for the account of one or more of the Banks in respect of any Obligations due on a particular day (or, if such day is not a Business Day, the next succeeding Business Day) shall be entitled to priority over payments in respect of Obligations not then due and shall be allocated among the Banks entitled to such payments PRO RATA in accordance with the respective amounts due and payable to such Banks on such day (or Business Day) and shall be distributed accordingly; PROVIDED that if immediately prior to giving effect to any such payment in respect of any Syndicated Loans the outstanding principal amount of the Syndicated Loans shall not be held by the Banks pro rata in accordance with their respective Commitments in effect at the time such Loans were made (by reason of a failure of a Bank to make a Loan under this Agreement in the circumstances described in the last paragraph of SECTION 11.04), then such payment shall be applied to the Syndicated Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Syndicated Loans being held by the Banks pro rata in accordance with their respective


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

Commitments. Nothing in this SECTION 4.02 shall be deemed to prevent, except in the case of shortfall, the differential indemnity and other amounts owing to or for the account of a particular Bank or Banks pursuant to any provisions of any Basic Document which, by their terms, require differential payments.

        4.03 COMPUTATIONS. Interest on Money Market Loans and Fixed Rate Loans, facility fees and letter of credit fees shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable) and interest payable at the Base Rate shall be computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Notwithstanding the foregoing, for each day that the Base Rate is calculated by reference to the Federal Funds Rate, interest payable at the Base Rate shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

        4.04 MINIMUM AMOUNTS. Except for mandatory prepayments made pursuant to SECTION 2.06(b) and Conversions or prepayments made pursuant to SECTION 5.04, each borrowing, Conversion and partial prepayment of principal of Loans shall be in an aggregate amount at least equal to $5,000,000 or any larger multiple of $1,000,000 (borrowings, Conversions or prepayments of or into Loans of different Types or, in the case of Fixed Rate Loans, having different Interest Periods at the same time to be deemed separate borrowings, Conversions and prepayments for purposes of the foregoing, one for each Type or Interest Period). Notwithstanding any other provision of this Agreement, the aggregate principal amount of Fixed Rate Loans of each Type having the same Interest Period shall be in an amount at least equal to $5,000,000 or any larger multiple of $1,000,000 and, if any Fixed Rate Loans would otherwise be in a lesser principal amount for any period, such Loans shall be Base Rate Loans during such period.

        4.05 CERTAIN NOTICES. Except as otherwise provided in SECTION 2.03 with respect to Money Market Loans,


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

notices by the Company to the Administrative Agent of terminations or reductions of the Commitments, of borrowings, Conversions, Continuations and optional prepayments of Loans and of Classes of Loans, of Types of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 11:00 a.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:

                                               Number of
                                               Business
             Notice                           Days Prior
             ------                           ----------

     Termination or reduction
     of Commitments                               3

     Borrowing or prepayment of,
     or Conversions into,
     Base Rate Loans                              0

     Borrowing or prepayment of,
     Conversions into, Continuations
     as, or duration of Interest
     Period for, Eurodollar Loans                 3

Each such notice of borrowing, Conversion, Continuation or optional prepayment shall specify the Class of Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to SECTION 4.04) and Type of each Loan to be borrowed, Converted, Continued or prepaid (and, in the case of a Conversion, the Type of Loan to result from such Conversion) and the date of borrowing, Conversion, Continuation or optional prepayment (which shall be a Business Day). Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Administrative Agent shall promptly notify the Banks of the contents of each such notice. In the event that the Company fails to select the Type of Loan, or the duration of any Interest Period for any Fixed Rate Loan, within

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


the time period and otherwise as provided in this SECTION 4.05, such Loan (if outstanding as a Fixed Rate Loan) will be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan.

        4.06 NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT. Unless the Administrative Agent shall have been notified by a Bank or the Company (the "PAYOR") prior to the date on which the Payor is to make payment to the Administrative Agent of (in the case of a Bank) the proceeds of a Loan to be made by such Bank, or a participation in a Letter of Credit drawing to be acquired by such Bank, under this Agreement or (in the case of the Company) a payment to the Administrative Agent for the account of one or more of the Banks (the "REQUIRED PAYMENT"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount of such payment available to the intended recipient on such date; and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient or recipients of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest on such amount in respect of each day during the period commencing on the date (the "ADVANCE DATE") such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient or recipients shall fail promptly to make such payment, the Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as set forth above; PROVIDED that if neither the recipient or recipients nor the Payor shall return the Required Payment to the Administrative Agent within three Business Days of the Advance Date, then, retroactively to the Advance Date, the Payor and the recipient or recipients shall each be obligated to pay interest on the Required Payment as follows:

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

        (a) if the Required Payment shall represent a payment to be made by the Company to the Issuing Bank or the Banks, the Company and the recipient or recipients shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Post-Default Rate (and, in case the recipient or recipients shall return the Required Payment to the Administrative Agent, without limiting the obligation of the Company under
SECTION 3.02 to pay interest to such recipient or recipients at the Post-Default Rate in respect of the Required Payment); and

        (b) if the Required Payment shall represent proceeds of a loan to be made by the Banks to the Company, the Payor and the Company shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the rate of interest provided for such Required Payment pursuant to SECTION 3.02 (and, in case the Company shall return the Required Payment to the Administrative Agent, without limiting any claim the Company may have against the Payor in respect of the Required Payment).

        4.07   Sharing of Payments, Etc.
               -------------------------

        (a) The Company agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option but only with the prior written consent of the Majority Banks or the Administrative Agent, to offset balances held by it for the account of the Company at any of its offices, in Dollars or in any other currency, against any Obligations of the Company to such Bank that are not paid when due (regardless of whether such balances are then due to the Company). Any Bank so entitled shall promptly notify the Company and the Administrative Agent of any offset effected by it; PROVIDED that such Bank's failure to give such notice shall not affect the validity of such offset.

        (b) If any Bank shall obtain from the Company payment of any Obligation through the exercise of any right of set-off, banker's lien or counterclaim or similar right or

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

otherwise (other than from the Administrative Agent as provided in this Agreement), and, as a result of such payment, such Bank shall have received a greater amount of the Obligations than the amount allocable to such Bank under
SECTION 4.02, it shall promptly purchase from such other Banks participations in (or, if and to the extent specified by such Bank, direct interests in) such Obligations owing to such other Banks in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such excess payment (net of any expenses that may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid Obligations owing to each of the Banks; PROVIDED that if at the time of such payment the outstanding principal amount of the Syndicated Loans of any Class shall not be held by the Banks pro rata in accordance with their respective Commitments of such Class in effect at the time such Loans were made (by reason of a failure of a Bank to make a Loan under this Agreement in the circumstances described in the last paragraph of SECTION 11.04), then such purchases of participations and/or direct interests shall be made in such manner as will result, as nearly as is practicable, in the outstanding principal amount of the Syndicated Loans being held by the Banks pro rata according to the amounts of such Commitments. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

        (c) The Company agrees that any Bank so purchasing such a participation (or direct interest) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans or other amounts (as the case may be) owing to such Bank in the amount of such participation.

        (d) Nothing contained in this SECTION 4.07 shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Company. If, under any applicable


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

bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a set-off to which this SECTION 4.07 applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this SECTION 4.07 to share in the benefits of any recovery on such secured claim.

        SECTION 5.  Yield Protection, Etc.
                    ---------------------

        5.01   Additional Costs.
               -----------------

        (a) The Company shall pay directly to each Bank from time to time on demand such amounts as such Bank may determine to be necessary to compensate such Bank for any costs that such Bank determines are attributable to its making or maintaining of any Fixed Rate Loans or its obligation to make any Fixed Rate Loans, or any reduction in any amount receivable by such Bank in respect of any of such Loans or such obligation (collectively, "ADDITIONAL COSTS"), resulting from any Regulatory Change that:

            (i) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Notes in respect of any of such Loans (other than changes in the rate of taxation imposed on or measured by the overall net income of such Bank or of its Applicable Lending Office for any of such Loans by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office); or

            (ii) imposes or modifies any reserve, special deposit or similar requirements (other than the Reserve Requirement utilized in the determination of the Fixed Rate or LIBO Rate, as the case may be, for such Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any of such Loans or any deposits referred to in the definition of "FIXED BASE RATE" in SECTION 1.01), or any commitment of such Bank (including the Commitments of such Bank); or

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

            (iii) imposes any other condition affecting this Agreement or its Notes (or any of such extensions of credit or liabilities) or its Commitments;

PROVIDED that any such Bank shall not have the right to collect any such costs under this SECTION 5.01(a) unless (such Bank certifies (which certification shall be conclusive) that it is the policy of such Bank, at the time of such collection, to collect similar payments from similarly situated borrowers, if any. In addition, if any Bank requests compensation from the Company under this
SECTION 5.01(a), the Company may, by notice to such Bank (with a copy to the Administrative Agent), suspend the obligation of such Bank thereafter to make or to Continue Loans of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of SECTION 5.04 shall be applicable); PROVIDED that such suspension shall not affect the right of such Bank to receive the compensation so requested.

        (b)    Without limiting the effect of the foregoing provisions of this
SECTION 5.01, in the event that, by reason of any Regulatory Change, any Bank either (i) incurs (or would incur) Additional Costs as a result of its exceeding a specified level of a category of deposits or other liabilities of such Bank that includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or of a category of extensions of credit or other assets of such Bank that includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Bank so elects by notice to the Company (with a copy to the Administrative Agent), the obligation of such Bank to make or Continue, or to Convert Loans of any other Type into, Loans of such Type shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of SECTION 5.04 shall be applicable).

        (c)    Without limiting the effect of the foregoing provisions of this
SECTION 5.01 (but without duplication), the Company shall pay directly to each Bank from time to time on

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                               ----------------

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

demand such amounts as such Bank may determine to be necessary to compensate such Bank (or, without duplication, the bank holding company of which such Bank is a subsidiary) for any costs that it determines are attributable to the maintenance by such Bank (or any Applicable Lending Office or such bank holding company), pursuant to any Governmental Rule (i) following any Regulatory
Change or (ii) implementing any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply would be unlawful) of capital in respect of its Commitments or Loans (such compensation to include an amount equal to any reduction of the rate of return on assets or equity of such Bank (or any Applicable Lending Office or such bank holding company) to a level below that which such Bank (or any Applicable Lending Office or such bank holding company) could have achieved but for such Governmental Rule); provided that any such Bank shall not have the right to collect any such costs under this SECTION 5.01(c) unless (such Bank certifies (which certification shall be conclusive) that it is the policy of such Bank, at the time of such collection, to collect similar payments from similarly situated borrowers, if any.

        (d) Each Bank shall notify the Company of any event occurring after the date of this Agreement entitling such Bank to compensation under paragraph
(a) or (c) of this SECTION 5.01 as promptly as practicable, but in any event within 45 days, after such Bank obtains actual knowledge of such event; PROVIDED that (i) if any Bank fails to give such notice within 45 days after it obtains actual knowledge of such event, such Bank shall, with respect to compensation payable pursuant to this SECTION 5.01 in respect of any costs resulting from such event, only be entitled to payment under this SECTION 5.01 for costs incurred from and after the date 45 days prior to the date that such Bank does give such notice and (ii) each Bank will designate a different Applicable Lending Office for the Loans of such Bank affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation by an amount determined by such Bank to be material and will not, in the sole opinion of such Bank, be disadvantageous to such Bank, except that such Bank shall have no obligation to designate an


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

Applicable Lending Office located in the United States of America. Each Bank will furnish to the Company a certificate setting forth the basis and amount of each request by such Bank for compensation under paragraph (a) or (c) of this
SECTION 5.01.  Determinations and allocations by any Bank for purposes of this
SECTION 5.01 of the effect of any Regulatory Change pursuant to paragraph (a) or
(b) of this SECTION 5.01, or of the effect of capital maintained pursuant to paragraph (c) of this SECTION 5.01, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Bank under this SECTION 5.01, shall be conclusive; PROVIDED that such determinations and allocations are made on a reasonable basis.

        (e) Within ten days of notice to the Company of any request for compensation by a Bank (a "REPLACED BANK") under paragraph (a) or (c) of this
SECTION 5.01, or the occurrence of any event permitting a Bank to cease making Fixed Rate Loans under SECTION 5.01(b) (but giving effect to SECTION 5.04) or making a Fixed Rate Loan illegal under SECTION 5.03, the Company may request the Administrative Agent to use reasonable efforts to arrange an assignment, pursuant to an Assignment and Acceptance, of all of such Replaced Bank's Loans, its Notes, its Commitments, its Letter of Credit Interest and all of its related rights, remedies, powers and privileges under the Basic Documents to a replacement Bank acceptable to the Administrative Agent, the Issuing Bank and the Company, and each Bank hereby consents to such an assignment in the event it becomes a Replaced Bank. Any assignment made by a Replaced Bank pursuant to this SECTION 5.01(e) shall be subject to the provisions of SECTION 11.06(b) and shall satisfy the following additional conditions: (x) the Company shall promptly pay when due all reasonable fees and expenses of the Replaced Bank incurred or to be incurred in connection with such assignment; (y) any assignment of such Replaced Bank's Loans, its Notes, its Commitments, its Letter of Credit Interest and all of its related rights, remedies, powers and privileges under the Basic Documents shall be made without recourse, representation or warranty (other than the representation and warranty that the Replaced Bank is the legal

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


and beneficial owner of the interest being assigned, free and clear of any adverse claim); and (z) the assignee shall pay the Administrative Agent for the account of the Replaced Bank in immediately available funds all amounts outstanding or payable under this Agreement or any other Basic Document to such assigning Bank. In the event of a termination of the Commitments of, repayment of all Obligations owing to, and termination of the Letter of Credit Interests of, a Replaced Bank pursuant to this SECTION 5.01(e), such Bank shall cease to be a Bank for the purposes of the Basic Documents.

        5.02 LIMITATION ON TYPES OF LOANS. Notwithstanding any other provision of this Agreement, if, on or prior to the determination of any Fixed Base Rate for any Interest Period:

        (a) the Administrative Agent determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "FIXED BASE RATE" in SECTION 1.01 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for any Type of Fixed Rate Loans as provided in this Agreement; or

        (b) if the Majority Banks determine (or any Bank that has outstanding a Money Market Quote with respect to a proposed LIBOR Market Loan determines), which determination shall be conclusive, and notify (or notifies, as the case may be) the Administrative Agent that the relevant rates of interest referred to in the definition of "FIXED BASE RATE" in SECTION 1.01 upon the basis of which the rate of interest for Eurodollar Loans (or LIBOR Market Loans, as the case may be) for such Interest Period is to be determined are not likely to cover adequately the cost to such Banks (or to such quoting Bank) of making or maintaining such Type of Loans for such Interest Period;

then the Administrative Agent shall give the Company and each Bank prompt notice of such determination and, so long as such condition remains in effect, the Banks (or such quoting Bank) shall be under no obligation to make additional Loans of such Type, to Continue Loans of such Type or to Convert Loans of any


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

other Type into Loans of such Type, and the Company shall, on the last day or days of the then current Interest Period or Periods for the outstanding
Loans of such Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with SECTION 2.11.

        5.03 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful or, by reason of a Regulatory Change, impossible for any Bank or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans or LIBOR Market Loans, then such Bank shall promptly notify the Company of such event (with a copy to the Administrative Agent) and such Bank's obligation to make or to Continue, or to Convert Loans of any other Type into, Eurodollar Loans shall be suspended until such time as such Bank may again make and maintain Eurodollar Loans (in which case the provisions of SECTION 5.04 shall be applicable), and such Bank shall no longer be obligated to make any LIBOR Market Loan that it has offered to make.

        5.04 TREATMENT OF AFFECTED LOANS. If the obligation of any Bank to make a particular Type of Fixed Rate Loans or to Continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to SECTION 5.01 or SECTION 5.03 (Loans of such Type being called "AFFECTED LOANS" and such Type being called the "AFFECTED TYPE"), such Bank's Affected Loans shall be automatically Converted into Base Rate Loans on the last day or days of the then current Interest Period or Periods for Affected Loans (or, in the case of a Conversion required by SECTION 5.01(b) or SECTION 5.03, on such earlier date as such Bank may specify to the Company with a copy to the Administrative Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in SECTION 5.01 or SECTION 5.03 that gave rise to such Conversion no longer exist:

        (a) to the extent that such Bank's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Bank's Affected Loans shall be applied instead to its Base Rate Loans;

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                               ----------------

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


        (b) all Loans that would otherwise be made or Continued by such Bank as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans, and all Loans of such Bank that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Base Rate Loans; and

        (c) if Loans of other Banks of the Affected Type are subsequently Converted into Loans of another Type (other than Base Rate Loans), such Bank's Base Rate Loans shall be auto- matically Converted on the Conversion date for such Loans of the other Banks into Loans of such other Type to the extent necessary so that, after giving effect to such Conversion, all Loans held by such Bank and the Banks whose Loans are so Converted are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

If such Bank gives notice to the Company with a copy to the Administrative Agent that the circumstances specified in SECTION 5.01 or SECTION 5.03 that gave rise to the Conversion of such Bank's Affected Loans pursuant to this SECTION 5.04 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Banks are outstanding, such Bank's Base Rate Loans shall be automatically Converted, on the first day or days of the next succeeding Interest Period or Periods for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect to such Conversions, all Loans held by the Banks holding Loans of the Affected Type and by such Bank are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

        5.05 COMPENSATION. The Company shall pay to the Administrative Agent for the account of each Bank, upon the request of such Bank through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost or expense that such Bank determines is attributable to:

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        (a)    any payment, mandatory or optional prepayment or Conversion of a
Fixed Rate Loan or a Set Rate Loan made by such Bank for any reason (including the acceleration of the Loans pursuant to SECTION 9) on a date other than the last day of the Interest Period for such Loan; or

        (b) any failure by the Company for any reason (including the failure of any of the conditions precedent specified in SECTION 6 to be satisfied) to borrow a Fixed Rate Loan or a Set Rate Loan (with respect to which, in the case of a Money Market Loan, the Company has accepted a Money Market Quote) from such Bank on the date for such borrowing specified in the relevant notice of borrowing given pursuant to SECTION 2.02 or SECTION 2.03(b).

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid or Converted or not borrowed for the period from the date of such payment, prepayment, Conversion or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan that would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for in this Agreement over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Bank would have bid in the London interbank market (if such Loan is a Eurodollar Loan or a LIBOR Market Loan) or the United States secondary certificate of deposit market (if such Loan is a Set Rate Loan) for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Bank).

             5.06   Certain Protections in Respect of Letters of Credit.
                    ----------------------------------------------------


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        (a)    Without limiting the obligations of the Company under SECTION
5.01 (but without duplication), if, as a result of any Regulatory Change or any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply would be unlawful) there shall be imposed, modified or deemed applicable any tax, reserve, special deposit, capital adequacy or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued under this Agreement and the result shall be to increase the cost to any Bank or Banks of issuing (or purchasing participations in) or maintaining its or their obligation to issue (or purchase participations in) any Letter of Credit or reduce any amount receivable by any Bank in respect of any Letter of Credit (which increases in cost, or reductions in amount receivable, shall be the result of such Bank's or Banks' reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by such Bank or Banks (through the Administrative Agent), the Company shall pay immediately to the Administrative Agent for the account of such Bank or Banks, from time to time as specified by such Bank or Banks (through the Administrative Agent), such additional amounts as shall be sufficient to compensate such Bank or Banks (through the Administrative Agent) for such increased costs or reductions in amount. A statement as to such increased costs or reductions in amount incurred by any such Bank or Banks, submitted by such Bank or Banks to the Company, shall be conclusive in the absence of manifest error as to such amount.

        (b) Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful or, by reason of any Regulatory Change, impossible for any Bank to issue (or to participate in) any Letter of Credit, then such Bank shall promptly notify the Company of such event (with a copy to the Administrative Agent) and the Banks' obligation to issue (or participate in) any Letter of Credit shall be suspended until such time as each Bank may again issue (or participate in) Letters of Credit.


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        5.07   Taxes.
               ------

        (a) The Company agrees to pay to each Bank such additional amounts as are necessary in order that the net payment of any Obligation due to such Bank after deduction for or withholding in respect of any Tax (as defined below) imposed with respect to such payment (or for payment of such Tax by such Bank), will not be less than the amount of the Obligation then due and payable; PROVIDED that the foregoing obligation to pay such additional amounts shall not apply:

                (i) to any payment to a Bank that is not a U.S. Person unless such Bank is, on the Signing Date (or on the date it becomes a Bank as provided in SECTION 11.06(b)) and on the date of any change in the Applicable Lending Office of such Bank, either entitled to submit a Form 1001 (relating to such Bank and entitling it to a complete exemption from withholding on all interest to be received by it under this Agreement and the Notes in respect of the Loans) or Form 4224 (relating to all interest to be received by such Bank under this Agreement in respect of the Loans) (and in that regard each such non-U.S. Person shall on such date deliver to the Administrative Agent and the Company duplicate such Forms 1001 or 4224, as appropriate), or

                (ii) to any Tax imposed solely by reason of the failure by such non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such Tax.

For the purposes of this SECTION 5.07(a), (w) "FORM 1001" shall mean FORM 1001 (Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America, (x) "FORM 4224" shall mean Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United

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


States) of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim of the kind to which such Form relates), (y) "U.S. Person" shall mean a citizen, national or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America, or any estate or trust that is subject to Federal income taxation regardless of the source of its income and (z) "TAX" or "TAXES" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of any Governmental Person (other than taxes imposed on or measured by the overall net income of any Bank or of its Applicable Lending Office by the jurisdiction in which such Bank has its principal office or any Applicable Lending Office).

        (b) Within 30 days after paying any amount to the Administrative Agent or any Bank from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the Company shall deliver to the Administrative Agent for delivery to such non-U.S. Person evidence satisfactory to such Person of such deduction, withholding or payment (as the case may be).

        SECTION 6.  Conditions Precedent.
                    ---------------------

        6.01 INITIAL EXTENSION OF CREDIT. The obligation of any Bank to make its initial extension of credit under this Agreement (whether by making a Loan or issuing a Letter of Credit) is subject to the receipt by the Administrative Agent of the following documents, each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Bank) in form and substance:

        (a) CORPORATE DOCUMENTS. The following documents, each certified as indicated below:

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


                (i) a copy of the charter, as amended and in effect, of the Company certified as of a recent date by the Secretary of State of its jurisdiction of incorporation, and such evidence from such Governmental Persons as to the good standing of and information regarding such charter filed by the Company as the Administrative Agent may reasonably request;

                (ii) a certificate of the Secretary or an Assistant Secretary of the Company, dated the Closing Date and certifying (A) that attached to such certificate is a true and complete copy of the by-laws of the Company as amended and in effect at all times from the date on which the resolutions referred to in clause (B) were adopted to and including the date of such certificate, (B) that attached to such certificate is a true and complete copy of resolutions duly adopted by the board of directors of the Company authorizing the execution, delivery and performance of the Basic Documents and the extensions of credit under this Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the charter of the Company has not been amended since the date of the certification furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer of the Company executing the Basic Documents and each other document to be delivered by the Company from time to time in connection with any Basic Document (and the Administrative Agent and each Bank may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Company); and

                (iii) a certificate of another officer of the Company as to the incumbency and specimen signature of the Secretary or Assistant Secretary, as the case may be, of the Company.

        (b) OFFICER'S CERTIFICATE. A certificate of a senior officer of the Company, dated the Closing Date, to the effect set forth in SECTION 6.02, other than subclause (c) of such section.

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

        (c) OPINION OF COUNSEL TO THE COMPANY. An opinion, dated the Signing Date (and if the Signing Date is not also the Closing Date, also dated the Closing Date), of Sheehan, Phinney, Bass & Green, P.A., counsel to the Company, in substantially the form of EXHIBIT B-1 and covering such other matters as the Administrative Agent or any Bank may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to the Banks and the Administrative Agent).

        (d) OPINION OF COUNSEL TO THE ADMINISTRATIVE AGENT AND THE BANKS. An opinion dated the Signing Date (and if the Signing Date is not also the Closing Date, also dated the Closing Date) of Milbank, Tweed, Hadley & McCloy, counsel to the Administrative Agent and the Banks, in substantially the form of EXHIBIT B-2.

        (e)    NOTES.  The Notes, duly completed and executed.

        (f) REGULATORY COMPLIANCE. A certificate of a senior executive officer of each HMO and Insurance Subsidiary to the effect that such HMO and Insurance Subsidiary is in compliance with the requirements of all applicable HMO and Insurance Regulations, including such Regulatory Tangible Net Equity Requirements as are applicable to such HMO and Insurance Subsidiary, and with all other applicable Governmental Rules, where the failure to be in compliance would have a Material Adverse Effect (measured with reference solely to such entity).

        (g) PROVIDENT ACQUISITION AGREEMENTS. The Provident Acquisition Agreements.

        (h) PROJECTIONS. Financial projections certified by the Company for each of the Provident Business and the Company for each of the fiscal years, or portions of fiscal years, during the period from the Signing Date through the Maturity Date.

        (i) OTHER DOCUMENTS. Such other documents as the Administrative Agent or any Bank or counsel to the Administrative Agent and the Banks may reasonably request.


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


The obligation of any Bank to make its initial extension of credit under this Agreement is also subject to the payment or delivery by the Company of such fees and other consideration as the Company shall have agreed to pay or deliver to any Bank or an affiliate of such Bank or the Administrative Agent in connection with this Agreement (including the fees payable to the Administrative Agent as and when such fees are due, and including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, counsel to the Administrative Agent and the Banks, which fees and expenses shall be payable on the Signing Date) in connection with the negotiation, preparation, execution and delivery of this Agreement and the Notes and the other Basic Documents (to the extent that statements for such fees and expenses have been delivered to the Company).

        6.02 INITIAL AND SUBSEQUENT EXTENSIONS OF CREDIT. The obligation of any Bank to make any Loan (including any Money Market Loan or Swingline Loan and such Bank's initial Syndicated Loan) or otherwise extend any credit to the Company, including issuing any Letter of Credit, upon the occasion of each borrowing or other extension of credit under this Agreement is subject to the further conditions precedent that, both immediately prior to the making of such Loan or other extension of credit and also after giving effect to, and to the intended use of, such Loan or other extension:

        (a)    no Default shall have occurred and be continuing;

        (b) the representations and warranties made by the Company in SECTION 7, and in each of the other Basic Documents, shall be true and complete on and as of the date of the making of such Loan or other extension of credit with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

        (c) if such Loan or extension of credit would result in the aggregate amount of Loans and Letter of Credit Liabilities exceeding $175,000,000, the Administrative Agent

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

shall have received (1) the Estimated Balance Sheet (as defined in the Provident Purchase Agreement) in form and substance satisfactory to the Administrative Agent and the Banks, (2) the balance sheet of the Provident Business as at December 31, 1993 and 1994 and the related statements of income, retained earnings and cash flow of the Provident Business for the fiscal years ended on December 31, 1993 and 1994 with the Opinion of Ernst & Young, each satisfactory in form and substance to the Administrative Agent and the Banks and (3) evidence satisfactory in form and substance to the Administrative Agent and the Banks that (w) the Provident Preferred Stock shall have been duly authorized, executed and delivered, and that the Certificates evidencing the Provident Preferred Stock shall have been duly issued at par to the Provident Entities, in each case containing terms in form and substance satisfactory to the Administrative Agent and the Banks, (x) the Provident Acquisition shall have been consummated substantially on the terms and conditions set forth in the Provident Acquisition Agreements, (y) all Governmental Approvals required for the valid consummation of the Provident Acquisition as contemplated by the Provident Acquisition Agreements or otherwise material in connection with the Provident Acquisition shall have been obtained, and (z) the Provident Acquisition Agreements shall not have been amended nor their provisions waived by the Company in any material respect. Each notice of borrowing (including a Swingline Borrowing Notice), a Money Market Loan Request, acceptance by the Company of a Money Market Quote and request for the issuance of a Letter of Credit by the Company shall constitute a certification by the Company to the effect set forth in clause (a) or (b) (both as of the date of such notice or request and, unless the Company otherwise notifies the Administrative Agent prior to the date of such borrowing or issuance, as of the date of such borrowing or issuance).

        Section 7. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Administrative Agent and the Banks that:

        7.01   CORPORATE EXISTENCE.  Each of the Company and its Subsidiaries:
(a) is a corporation, partnership or other

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

entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power, and has all material Governmental Approvals necessary, to own its assets and to carry on its business as now being conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could have a Material Adverse Effect.

        7.02 FINANCIAL CONDITION. The Company has previously furnished to each of the Banks consolidated and consolidating balance sheets of the Company and its Consolidated Subsidiaries as at December 31, 1994 and the related consolidated and consolidating statements of income, retained earnings and cash flow of the Company and its Consolidated Subsidiaries for the fiscal year ended on that date, with the opinion (in the case of those consolidated balance sheet and statements) of Deloitte & Touche.

All such financial statements are complete and correct and fairly present the consolidated financial condition of the Company and its Consolidated Subsidiaries, and (in the case of the consolidating financial statements) the respective unconsolidated financial condition of the Company and of each of its Consolidated Subsidiaries, as at such date and the consolidated and unconsolidated results of their operations for the fiscal year ended on such date, all in accordance with generally accepted accounting principles and practices applied on a consistent basis. Neither the Company nor any of its Subsidiaries has on the Signing Date any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the most recent balance sheet referred to above or except as set forth on SCHEDULE VI. Since December 31, 1994, there has been no material adverse change in the consolidated financial condition, operations, business or prospects taken as a whole of the Company and its Consolidated Subsidiaries from that


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


set forth in the financial statements as at such date for the period ending on that date.

        7.03 LITIGATION. Except as disclosed to the Banks in SCHEDULE IV, there are no legal or arbitral proceedings, or any proceedings by or before any Governmental Person now pending or (to the knowledge of the Company) threatened against the Company or any of its Subsidiaries which, if adversely determined, could have a Material Adverse Effect.

        7.04 NO BREACH. None of the execution and delivery of the Basic Documents, the consummation of the transactions contemplated in the Basic Documents or compliance with the terms and provisions of the Basic Documents will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Company or any applicable Governmental Rule or any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under, or result in the acceleration or mandatory prepayment of, any indebtedness evidenced by or termination of any such agreement or instrument, or result in the creation or imposition of any Lien upon any Property of the Company or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

        7.05 ACTION. The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under each of the Basic Documents; the execution, delivery and performance by the Company of each of the Basic Documents has been duly authorized by all necessary corporate action on its part (including any required shareholder approvals); and this Agreement has been duly and validly executed and delivered by the Company and constitutes, and each of the Notes and the other Basic Documents when executed and delivered by the Company (in the case of the Notes, for value) will constitute, its legal, valid and binding obligation, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or


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

similar laws of general applicability affecting the enforcement of creditors' rights.

        7.06 APPROVALS. No Governmental Approvals are necessary for the execution, delivery or performance by the Company of the Basic Documents or for the legality, validity or enforceability of any Basic Document.

        7.07 MARGIN STOCK. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit under this Agreement will be used to buy or carry any Margin Stock.

        7.08 ERISA. Each Plan, and, to the knowledge of the Company, each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Governmental Rule, and no event or condition has occurred and is continuing as to which the Company would be under an obligation to furnish a report to the Banks under SECTION 8.01(g).

        7.09 TAXES. (a) The Company and its Subsidiaries have filed all tax returns required to be filed by them and have paid or made adequate provision for the payment of all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any of its Subsidiaries (except such as are being contested in good faith and by appropriate proceedings diligently conducted), and no claims are being asserted or contested with respect to such taxes that are required by generally accepted accounting principles to be reflected in its financial statements referred to in SECTION 7.02 and are not so reflected. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes and other governmental charges are considered by the Company to be adequate.


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                                      80

        (b) Except as set forth on SCHEDULE VIII, there is no tax sharing, tax allocation or similar agreement currently in effect providing for the manner in which tax payments owing by the Company or any of its Subsidiaries (whether in respect of Federal or state income or other taxes) are allocated among such Persons. The Company has not given or been requested to give a waiver of the statute of limitations relating to the payment of Federal or other taxes.

        7.10 CERTAIN REGULATIONS. Neither the Company nor any of its Subsidiaries is (a) an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940;
(b) a "holding company," or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935; or (c) subject to any other Governmental Rule restricting its ability to incur the Obligations under this Agreement or the other Basic Documents.

        7.11   Material Agreements and Liens.
               ------------------------------

        (a) Part A of SCHEDULE I is a complete and correct list, as of the Signing Date of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, the Company or any of its Subsidiaries the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $1,000,000 and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Part A of SCHEDULE I.

        (b) Part B of SCHEDULE I is a complete and correct list, as of the Signing Date, of each Lien securing Indebtedness of any Person the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $1,000,000 and covering any Property of the Company or any of its Subsidiaries, and the aggregate Indebtedness secured (or which

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

may be secured) by each such Lien and the Property covered by each such Lien is correctly described in Part B of SCHEDULE I.

        7.12 ENVIRONMENTAL MATTERS. Each of the Company and its Subsidiaries has obtained all Governmental Approvals required under all Environmental Laws to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such Governmental Approvals would not have a Material Adverse Effect. Each of such Governmental Approvals is in full force and effect and each of the Company and its Subsidiaries is in compliance with the terms and conditions of such Governmental Approvals, and is also in compliance with all other provisions of any applicable Environmental Law or in any Governmental Rule issued, entered, promulgated or approved under any Environmental Law, except to the extent failure to comply with such provisions would not have a Material Adverse Effect.

        In addition, except as set forth in SCHEDULE II:

        (a) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any Governmental Person with respect to any alleged failure by the Company or any of its Subsidiaries to have any Governmental Approval required under any Environmental Law in connection with the conduct of the business of the Company or any of its Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation or Release of any Hazardous Materials generated by the Company or any of its Subsidiaries.

        (b) Neither the Company nor any of its Subsidiaries owns, operates or leases a treatment, storage or disposal facility requiring a permit under the Resource Conservation and Recovery Act of 1976 or under any comparable state or local statute.

        (c) Neither the Company nor any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Material to any location that is listed on the

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                               ----------------

National Priorities List ("NPL") under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), listed for possible inclusion on the NPL by the Environmental Protection Agency in the Comprehensive Environmental Response and Liability Information System, as provided for by 40 C.F.R. [SECTION] 300.5 ("CERCLIS"), or on any similar state or local list or that is the subject of Federal, state or local enforcement actions or other investigations that may lead to Environmental Claims against the Company or any of its Subsidiaries.

        (d) No Hazardous Material generated by the Company or any of its Subsidiaries has been recycled, treated, stored, disposed of or Released by the Company or any of its Subsidiaries at any location other than those listed in
SCHEDULE II.

        (e) No oral or written notification of a Release of a Hazardous Material has been filed by or on behalf of the Company or any of its Subsidiaries and no site, facility or vessel now or previously owned, operated or leased by the Company or any of its Subsidiaries is listed or proposed for listing on the NPL, CERCLIS or any similar state list of sites requiring investigation or clean-up.

        (f) No Liens have arisen under or pursuant to any Environmental Laws on any site or facility owned, operated or leased by the Company or any of its Subsidiaries, and no action has been taken or is in process by any Governmental Person that could subject any such site or facility to such Liens and neither the Company nor any of its Subsidiaries would be required to place any notice or restriction relating to the presence of Hazardous Materials at any site or facility owned by it or in any instrument of transfer affecting such site or facility.

        (g) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or that are in the possession of the Company or any of its Subsidiaries in relation to any site, facility or vessel now or previously owned, operated or leased by the Company or any

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


of its Subsidiaries which have not been made available to the Banks.

        7.13   Subsidiaries, Etc.
               ------------------

        (a) Set forth in Part A of SCHEDULE III is a complete and correct list, as of the Signing Date, of all of the Subsidiaries of the Company, together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests. Except as disclosed in Part A of SCHEDULE III, (x) each of the Company and its Subsidiaries owns, free and clear of Liens, and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Part A of SCHEDULE III, (y) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (z) there are no outstanding Equity Rights with respect to such Person. Set forth in Part B of SCHEDULE III is a complete and correct list, as of the Signing Date, of all of the HMO and Insurance Subsidiaries of the Company.

        (b) Set forth in Part C of SCHEDULE III is a complete and correct list, as of the Signing Date, of all Investments (other than Investments disclosed in Part A of SCHEDULE III and Market Securities Investments) held by the Company or any of its Subsidiaries in any Person and, for each such Investment, (x) the identity of the Person or Persons holding such Investment and (y) the nature of such Investment. Except as disclosed in Part C of
SCHEDULE III each of the Company and its Subsidiaries owns, free and clear of all Liens, all such Investments.

        (c) None of the Subsidiaries of the Company is, on the Signing Date, subject to any indenture, agreement, instrument or other arrangement of the type described in the last sentence of SECTION 8.16.


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        7.14   TITLE TO ASSETS.  The Company owns and has on the Signing Date, and will own and have on the Closing Date, good and marketable title (subject only to Liens permitted by SECTION 8.06) to the Properties reflected as owned as of the most recent financial statements referred to in SECTION 7.02 (other than Properties disposed of in the ordinary course of business or otherwise permitted to be disposed of pursuant to SECTION 8.05). The Company owns and has on the Signing Date and will own and have on the Closing Date, good and marketable title to, and enjoys on the Signing Date and will enjoy on the Closing Date, peaceful and undisturbed possession of, all Properties (subject only to Liens permitted by SECTION 8.06) that are necessary for the operation and conduct of its businesses.

        7.15 TRUE AND COMPLETE DISCLOSURE. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Company to the Administrative Agent or any Bank in connection with the negotiation, preparation or delivery of the Basic Documents or included in or delivered pursuant to any Basic Document, when taken as a whole do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements in any Basic Document, in light of the circumstances under which they were made, not misleading, or, in the case of the projections are not based on unreasonable estimates. All written information furnished after the Signing Date by the Company and its Subsidiaries to the Administrative Agent and the Banks in connection with the Basic Documents and the transactions contemplated by the Basic Documents will be true, complete and accurate in every material respect, or, in the case of projections, based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to the Company that could have a Material Adverse Effect that has not been disclosed in the Basic Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Banks for use in connection with the transactions contemplated by the Basic Documents.

        7.16 ACCREDITATION, ETC. The Company and each of its HMO and Insurance Subsidiaries maintain (i) all licenses and

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certifications required pursuant to any HMO and Insurance Regulation; (ii) all certifications and authorizations necessary to ensure that the Company and each of its HMO and Insurance Subsidiaries is eligible for all reimbursements available under the HMO and Insurance Regulations to the extent applicable to HMOs and providers of life, healthcare or disability insurance of their type,
(iii) all licenses, permits, authorizations and qualifications required under the HMO and Insurance Regulations in connection with the ownership or operation of HMOs or providers of life, healthcare or disability insurance; except where the failure to maintain the items described in any of the preceding three clauses would not have a Material Adverse Effect.

        7.17 PROVIDENT ACQUISITION AGREEMENTS. The Company has furnished to each of the Banks true and complete copies of the Provident Acquisition Agreements.

        7.18 PROVIDENT BUSINESS FINANCIAL STATEMENTS. The Company has previously furnished to the Administrative Agent the financial statements and projections of the Provident Business and, to the best of the Company's knowledge, such financial statements and projections are complete and correct and fairly present the financial condition of the Provident Business.

        7.19 PROVIDENT ACQUISITION APPROVALS. SCHEDULE V sets forth all Governmental Approvals required in connection with the Provident Acquisition, except such Governmental Approvals the failure to obtain which would not have a Material Adverse Effect.

        Section 8. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Banks and the Administrative Agent that, so long as any Commitment, Loan or Letter of Credit Liability is outstanding and until payment in full of all Obligations:

        8.01 FINANCIAL STATEMENTS, ETC. The Company shall deliver to each of the Banks:

        (a) as soon as available and in any event within 45 days after the end of each quarterly fiscal period of each

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fiscal year of the Company, consolidated and consolidating statements of income, retained earnings and cash flow of the Company and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets of the Company and its Consolidated Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of a senior financial officer of the Company, which certificate shall state that those consolidated financial statements fairly present the consolidated financial condition and results of operations of the Company and its Consolidated Subsidiaries, and those consolidating financial statements fairly present the respective individual unconsolidated financial condition and results of operations of the Company and of each of its Consolidated Subsidiaries, in each case in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

(b) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, consolidated and consolidating statements of income, retained earnings and cash flow of the Company and its Consolidated Subsidiaries for such fiscal year and the related consolidated and consolidating balance sheets of the Company and its Consolidated Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the preceding fiscal year, and accompanied (i) in the case of those consolidated statements and balance sheet of the Company, by an opinion of independent certified public accountants of recognized national standing, which opinion shall state that those consolidated financial statements fairly present the consolidated financial condition and results of operations of the Company and its Consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles, consistently applied, and a certificate of such accountants

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stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default, and (ii) in the case of those consolidating statements and balance sheets, by a certificate of a senior financial officer of the Company, which certificate shall state that those consolidating financial statements fairly present the respective individual unconsolidated financial condition and results of operations of the Company and of each of its Consolidated Subsidiaries, in each case in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such fiscal year;

        (c) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, which the Company shall have filed with the Securities and Exchange Commission or any national securities exchange;

        (d) promptly upon their being mailed or provided to the shareholders of the Company generally or to holders of Subordinated Indebtedness generally, copies of all financial statements, reports and proxy statements so mailed or provided;

        (e) as soon as possible, and in any event within ten days after the Company knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of the Company setting forth details respecting such event or condition and the action, if any, that the Company or its ERISA Affiliate proposes to take with respect such event or condition (and a copy of any report or notice required to be filed with or given to PBGC by the Company or an ERISA Affiliate with respect to such event or condition):

            (i) any reportable event, as defined in SECTION 4043(b) of ERISA and the regulations issued under such SECTION, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of SECTION 4043(a) of ERISA that it be notified within 30 days of the occurrence of such

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event (PROVIDED that a failure to meet the minimum funding standard of SECTION
412 of the Code or SECTION 302 of ERISA, including the failure to make on or before its due date a required installment under SECTION 412(m) of the Code or
SECTION 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with SECTION 412(d) of the Code); and any request for a waiver under SECTION 412(d) of the Code for any Plan;

        (ii) the distribution under SECTION 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by the Company or an ERISA Affiliate to terminate any Plan;

        (iii) the institution by PBGC of proceedings under SECTION 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

        (iv) the complete or partial withdrawal from a Multiemployer Plan by the Company or any ERISA Affiliate that results in liability under SECTION 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by the Company or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to SECTION 4241 or 4245 of ERISA or that it intends to terminate or has terminated under SECTION 4041A of ERISA;

        (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against the Company or any ERISA Affiliate to enforce SECTION 515 of ERISA, which proceeding is not dismissed within 30 days; and

        (vi) the adoption of an amendment to any Plan that, pursuant to SECTION 401(a)(29) of the Code or SECTION 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Company or an ERISA


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


Affiliate fails to timely provide security to the Plan in accordance with the provisions of those SECTIONS;

        (f) not less than five Business Days prior to the consummation of any Acquisition by the Company or any of its Subsidiaries having a purchase price in excess of $25,000,000, (i) a pro forma balance sheet and income statement of the Person being acquired as of the end of the most recent fiscal quarter of such Person and (ii) a certificate of the Company to the effect that the consummation of such acquisition will not result in a breach of any of the provisions of this Agreement and setting forth in reasonable detail the computations necessary to determine the Company's compliance, after giving effect to such Acquisition, with SECTIONS 8.07, 8.08, 8.10 and 8.11;

        (g) promptly (but in no case more than five days) following the receipt of the same, a copy of each notice relating to the loss or threatened loss by the Company or any HMO and Insurance Subsidiary of any operating permit, license or certification by any HMO and Insurance Regulator;

        (h) promptly (but in no case more than five days) following the receipt of the same, all correspondence received by the Company or any HMO and Insurance Subsidiary from an HMO and Insurance Regulator which asserts that the Company or any HMO and Insurance Subsidiary is not in substantial compliance with any HMO and Insurance Regulation and which threatens the taking of any action against the Company or any HMO and Insurance Subsidiary under any HMO and Insurance Regulation or sets forth circumstances that if adversely determined would result in an HMO Event and any correspondence of the Company or any HMO and Insurance Subsidiary responding to such correspondence;

        (i) from time to time upon receipt of a request by the Administrative Agent specifying in reasonable detail the types of documents to be provided, copies of any and all statements, audits, studies or reports submitted by or on behalf of the Company or any Subsidiary to any HMO and Insurance Regulator;

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

        (j) promptly after the Company knows or has reason to believe that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Company has taken or proposes to take with respect to such Default; and

        (k) from time to time such other information regarding the financial condition, operations, business or prospects of the Company or any of its Subsidiaries (including any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Bank or the Administrative Agent may reasonably request.

The Company will furnish to each Bank, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of a senior financial officer of the Company (i) to the effect that (a) no Default
has occurred and is     continuing (or, if any Default has occurred and is
continuing, describing the same in reasonable detail and describing the action that the Company has taken or proposes to take with respect to such Default) and
(b) each HMO and Insurance Subsidiary is in compliance with its Regulatory Tangible Net Equity Requirement and (ii) setting forth in reasonable detail the computations necessary to determine whether the Company is in compliance with SECTIONS 8.09, 8.10 and 8.11 as of the end of the respective quarterly fiscal period or fiscal year.

        8.02 LITIGATION. The Company will promptly give to each Bank notice of all legal, arbitral or investigatory proceedings, and of all proceedings by or before any Governmental Person, and any material development in respect of any such proceedings, affecting the Company or any of its Subsidiaries except proceedings which, if adversely determined, would not have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company will give to each Bank notice of the assertion of any Environmental Claim by any Person against, or with respect to the activities of, the Company or any of its Subsidiaries and notice of any alleged violation of or non-compliance with any Environmental Laws or any Governmental

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

Approvals under Environmental Laws other than any Environmental Claim or alleged violation which, if adversely determined, would not have a Material Adverse Effect.

        8.03 EXISTENCE, ETC. The Company will, and will cause each of its Subsidiaries to:

        (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises, including all licenses and certifications required pursuant to any HMO and Insurance Regulation, all certifications and authorizations necessary to ensure that each of the HMO and Insurance Subsidiaries is eligible for all reimbursements available under the HMO and Insurance Regulations to the extent applicable to HMOs and providers of life, healthcare and disability insurance of their type (except where the failure to maintain the same would not have a Material Adverse Effect), and all licenses, permits, authorization and qualifications required under the HMO and Insurance Regulations in connection with the ownership or operation of HMOs and providers of life, healthcare and disability insurance and the conduct of the Healthcare Business (PROVIDED that nothing in this SECTION 8.03 shall prohibit any transaction expressly permitted under SECTION 8.05);

        (b) comply with the requirements of all applicable Governmental Rules, if failure to comply with such requirements could have a Material Adverse Effect;

        (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Properties prior to the date on which penalties attach except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;

        (d) maintain all of its Properties used or useful in its business in good working order and condition, ordinary wear and tear excepted;

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


        (e) keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied; and

        (f) permit representatives of any Bank or the Administrative Agent, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Bank or the Administrative Agent (as the case may be).

        8.04 INSURANCE. The Company will, and will cause each of its Subsidiaries to, keep insured by financially sound and reputable insurers all Property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations, including general liability and errors and omissions malpractice coverage, as applicable.

        8.05 PROHIBITION OF FUNDAMENTAL CHANGES. Except as set forth below, the Company will not, nor will it permit any of its Subsidiaries to (i) enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), (ii) acquire any business or Property from, or capital stock of, or be a party to any acquisition of, any Person except for purchases of inventory and other Property to be sold or used in the ordinary course of business, including the acquisition of office space in compliance with the terms and conditions of this Agreement, and Investments permitted under SECTION 8.08, (iii) convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, in any fiscal year, Property, whether now owned or hereafter acquired (including receivables and leasehold interests, but excluding any inventory or other Property sold or disposed of in the ordinary course of business and on ordinary business terms and excluding sales or dispositions of Property having a net book value of less than $5,000,000 in any single

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

transaction and $10,000,000 in the aggregate) with an aggregate net book value in excess of an amount equal to 10% of the consolidated assets of the Company and its Subsidiaries, as determined as of the Quarterly Date immediately preceding such sale or disposition, in any fiscal year. Notwithstanding the foregoing provisions of this SECTION 8.05, so long as no Default shall have occurred and be continuing:

        (a) any Subsidiary of the Company (other than HMO and Insurance Subsidiaries) may be merged or consolidated with or into the Company if the Company shall be the continuing or surviving corporation and any Subsidiary of the Company may be merged or consolidated with or into any other such Subsidiary; provided THAT if any such transaction shall be between a Subsidiary and a Wholly Owned Subsidiary, the Wholly Owned Subsidiary shall be the continuing or surviving corporation or the continuing or surviving corporation shall become a Wholly Owned Subsidiary;

        (b) any Subsidiary of the Company may sell, lease, transfer or otherwise dispose of any or all of its Property (upon voluntary liquidation or otherwise) to the Company or a Subsidiary of the Company the equity interests in which are owned to an equal or greater degree by the Company;

        (c) the Company or any Subsidiary of the Company may merge or consolidate with any other Person or make Acquisitions of a Person if (i) such Person is engaged primarily in the Healthcare Business, (ii) in the case of a merger or consolidation of or Acquisition involving the Company, the Company is the surviving or acquiring corporation and, in any other case not involving a Material Subsidiary, the surviving corporation is, or upon consummation of the proposed transaction becomes, a Subsidiary of the Company the equity interests in which are owned to an equal or greater degree by the Company, (iii) immediately before, and after giving effect to such event, no Default exists or would exist and (iv) such transaction shall have been approved by a majority of the Board of Directors of such other Person; and

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


        (d) the Company shall have the right pursuant to Section 19.07 of Provident Purchase Agreement to redomesticate from a New Hampshire corporation to a Delaware corporation; PROVIDED that the Company as so redomesticated assumes all of the Obligations under this Agreement and the other Basic Documents.

        8.06 LIMITATION ON LIENS. The Company will not, nor will it permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except:

        (a)    Liens in existence on the Signing Date and listed in Part B of
SCHEDULE I;

        (b) Liens imposed by any Governmental Person for taxes, assessments or charges not yet due or which are being contested in good faith and by appropriate proceedings if, unless the amount of such Lien is not material with respect to it or its financial condition, adequate reserves with respect to such Lien are maintained on the books of the Company or the affected Subsidiaries, as the case may be, in accordance with GAAP;

        (c) carriers', mechanics', warehousemen's, artisans', service, suppliers', depositaries', or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent, for an amount and for a period not resulting in an Event of Default under SECTION 9(h);

        (d) pledges or deposits in respect of workers' compensation, unemployment insurance and other social security legislation;

        (e) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases, statutory obligations, surety and appeal bonds, performance and fidelity bonds and other obligations of a like nature incurred in the ordinary course of business;

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

        (f) deposits, reserves or contingent payment arrangements required under or pursuant to HMO and Insurance Regulations or other provisions of Governmental Rules regulating the Healthcare Business, securing regulatory capital or other financial responsibility requirements;

        (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the Property subject to such Lien or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;

        (h) Liens on Property of any corporation which becomes a Subsidiary of the Company after the Signing Date; PROVIDED that such Liens are in existence at the time such corporation becomes a Subsidiary of the Company and were not created in anticipation of such event;

        (i) Liens upon real or tangible personal Property acquired after the Signing Date (by purchase, construction or otherwise) by the Company or any of its Subsidiaries, each of which Liens either (A) existed on such Property before the time of its acquisition and was not created in anticipation of such event, or (B) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such Property; PROVIDED that no such Lien shall extend to or cover any Property of the Company or such Subsidiary other than the Property so acquired and improvements on such Property; and PROVIDED, FURTHER, that the principal amount of Indebtedness secured by any such Lien shall at no time exceed 80% of the fair market value (as determined in good faith by a senior financial officer of the Company) of such Property at the time it was acquired (by purchase, construction or otherwise);

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

        (j) Liens securing up to but not exceeding $10,000,000 of the Indebtedness permitted under SECTION 8.07(g);

        (k) a Lien on the West Building (as defined in the Provident Purchase Agreement) securing the Indebtedness permitted by SECTION 8.07(f); and

        (l) any extension, renewal or replacement of the foregoing; PROVIDED, however, that the Liens permitted under this clause (l) shall not be spread to cover any additional Indebtedness or Property (other than a substitution of like Property).

        8.07 INDEBTEDNESS. The Company will not, nor will it permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except:

        (a)    Indebtedness to the Banks under the Basic Documents;

        (b) Indebtedness outstanding on the Signing Date and listed in Part A of SCHEDULE I;

        (c)    Subordinated Indebtedness;

        (d) Indebtedness of Subsidiaries of the Company to the Company or to other Subsidiaries of the Company, including Investments under SECTION 8.08(d) which may also constitute Indebtedness, up to but not exceeding an amount equal to 15% of the book value of the consolidated assets of the Company and its Subsidiaries, determined as of the most recent Quarterly Date, in the aggregate at any one time outstanding;

        (e) Indebtedness of the Company to any of its Subsidiaries; PROVIDED such Indebtedness constitutes Subordinated Indebtedness;

        (f)    Indebtedness of the Company secured by the Lien permitted under
SECTION 8.06(k) up to but not exceeding $18,000,000 at any one time outstanding;


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

        (g) additional Indebtedness of the Company up to but not exceeding $30,000,000 at any one time outstanding, up to $15,000,000 of which may be incurred by the Company's Subsidiaries; and

        (h)    Indebtedness secured by Liens permitted by SECTION 8.06(i).

        8.08 INVESTMENTS. The Company will not, nor will it permit any of its Subsidiaries to, make or permit to remain outstanding any Investments except:

        (a) Investments outstanding on the Signing Date and identified in Part C of SCHEDULE III;

        (b)    operating deposit accounts with banks;

        (c)    Market Securities Investments;

        (d) Investments by the Company and its Subsidiaries in capital stock of Subsidiaries and Equity Affiliates of the Company to the extent outstanding on the date of the December 31, 1994 financial statements of the Company and its Consolidated Subsidiaries referred to in SECTION 7.02 and Investments by the Company and its Subsidiaries to Subsidiaries and Equity Affiliates of the Company in the ordinary course of business so long as the aggregate amount of such Investments by the Company and its Subsidiaries to its Subsidiaries and Equity Affiliates, including Investments contemplated by SECTION 8.17, when aggregated with Investments under SECTION 8.08(h), shall not exceed an amount equal to 15% of the book value of the consolidated assets of the Company and its Subsidiaries, determined as of the most recent Quarterly Date, in the aggregate at any one time outstanding;

        (e) Investments in the Company by any of its Subsidiaries; PROVIDED that if such Investments constitute Indebtedness, such Investments must constitute Subordinated Indebtedness;


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

        (f) Interest Rate Protection Agreements entered into with a Bank so long as the notional amount under all Interest Rate Protection Agreements calculated at the time any Interest Rate Protection Agreement is entered into does not exceed $150,000,000;

        (g)    Investments made in connection with Acquisitions permitted under
SECTION 8.05(c);

        (h) Investments in partnerships, joint ventures or other entities engaged primarily in the Healthcare Business and not constituting a Subsidiary or an Equity Affiliate so long as the aggregate amount of such Investments, when aggregated with Investments under SECTION 8.08(d), shall not exceed an amount equal to 15% of the book value of the consolidated assets of the Company and its Subsidiaries, determined as of the most recent Quarterly Date, in the aggregate at any one time outstanding; and

        (i) additional Investments up to but not exceeding $5,000,000 in the aggregate.

        8.09 DIVIDEND PAYMENTS. The Company will not, nor will it permit any of its Subsidiaries to, declare or make any Dividend Payment at any time, other than Dividend Payments, in cash or marketable securities, by Subsidiaries of the Company to the Company; PROVIDED, however, that so long as no Default shall have occurred and be continuing or would result from such action (i) Subsidiaries of the Company may declare and make Dividend Payments in cash to other Subsidiaries of the Company, (ii) the Company may declare and pay dividends in cash to the holders of the Provident Preferred Stock as required pursuant to the Provident Acquisition Agreements, (iii) the Company may redeem the Provident Preferred Stock with the proceeds of the issuance of common stock of the Company and (iv) the Company may declare and make Dividend Payments in cash; PROVIDED that prior to and after giving effect to such Dividend Payment (x) the aggregate amount of Dividend Payments made during any fiscal year shall not exceed an amount equal to 50% of consolidated net income of the Company and its Consolidated Subsidiaries for the four previous fiscal quarters (treated for these purposes as a single

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

accounting period) PLUS 50% of the Net Available Proceeds of any Equity Issuance in such period PLUS $10,000,000 and (y) the Company shall have delivered to each Bank, at least 10 Business Days (but not more than 30 Business Days) prior to the date of the proposed Dividend Payment, a certificate of the chief financial officer of the Company setting forth computations in reasonable detail demonstrating satisfaction of the foregoing condition as at the date of such certificate.

        8.10 LEVERAGE RATIO. The Company will not permit the Leverage Ratio to exceed .45 to 1.

        8.11 INTEREST COVERAGE RATIO. The Company will not permit the Interest Coverage Ratio on any Quarterly Date to be less than the following respective amounts during the following respective periods:

             Period                     Ratio
             ------                     -----

     From the Signing Date
     through March 30, 1997           3.5 to 1

     From March 30, 1997
     and at all times thereafter      4.0 to 1

        8.12 SUBORDINATED INDEBTEDNESS. Neither the Company nor any of its Subsidiaries shall purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, except for regularly scheduled payments of principal and interest in respect of such Subordinated Indebtedness required pursuant to the instruments evidencing such Subordinated Indebtedness.

             8.13 LINES OF BUSINESS. Neither the Company nor any of its Subsidiaries shall engage to any substantial extent in


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

any line or lines of business activity other than the Healthcare Business.

        8.14 TRANSACTIONS WITH AFFILIATES. Except as expressly permitted by this Agreement, the Company will not, directly or indirectly, nor will it permit any of its Subsidiaries, directly or indirectly, to: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any Property to an Affiliate; (c) merge into or consolidate with or purchase or acquire Property from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including guarantees and assumptions of obligations of an Affiliate); PROVIDED that (x) any Affiliate who is an individual may serve as a director, officer or employee of the Company or any of its Subsidiaries and receive reasonable compensation (in cash and non-cash form) for his or her services in such capacity, including option grants under any of the Company's existing stock option plans as determined by the Company or its applicable Subsidiary and (y) the Company and its Subsidiaries may enter into transactions providing for the leasing of Property, the rendering of receipt of services or the purchase or sale of inventory and other Property in the ordinary course of business if the monetary or business consideration arising from such activity would be substantially as advantageous to the Company and its Subsidiaries as the monetary or business consideration which would obtain in a comparable transaction with a Person not an Affiliate.

        8.15 USE OF PROCEEDS. The Company will use the proceeds of the Loans solely to finance the operations of the Company, to invest in healthcare companies, including joint ventures and start-up ventures, to make certain acquisitions and for other general corporate purposes (in compliance with all applicable Governmental Rules); PROVIDED that neither the Administrative Agent nor any Bank shall have any responsibility as to the use of any of such proceeds.

        8.16 CERTAIN OBLIGATIONS RESPECTING SUBSIDIARIES. Except as permitted by SECTION 8.05, the Company will, and will


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cause each of its Material Subsidiaries to, take such action from time to time as shall be necessary to ensure that the Company and each of its Material Subsidiaries at all times owns at least the same percentage of the issued and outstanding shares of each class of stock of each of its Material Subsidiaries as is owned on the Signing Date. Without limiting the generality of the foregoing, none of the Company nor any of its Subsidiaries shall sell, transfer or otherwise dispose of any shares of stock in any Material Subsidiary owned by them, nor permit any Material Subsidiary to issue any shares of stock of any class whatsoever to any Person (other than to the Company). The Company will not permit any of its Subsidiaries to enter into, after the Signing Date, any indenture, agreement, instrument or other arrangement (other than pursuant to any Basic Document) that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the granting of
Liens, the declaration or payment of dividends, the     making of loans,
advances or Investments or the sale, assignment, transfer or other disposition of Property.

        8.17 REGULATORY TANGIBLE NET EQUITY. The Company and each HMO and Insurance Subsidiary shall maintain Regulatory Tangible Net Equity (directly or through adequate provision by the Company in the form of a Guarantee of an HMO and Insurance Subsidiary's equity by the Company for such requirement) in an amount at least equal to its Regulatory Tangible Net Equity Requirement, and shall substantially comply in all other respects with any HMO and Insurance Regulation relevant to such Regulatory Tangible Net Equity Requirement.

        SECTION 9. EVENTS OF DEFAULT. If one or more of the following events ("EVENTS OF DEFAULT") shall occur and be continuing:

        (a) The Company shall: (i) default in the payment of any principal of any Loan or any Reimbursement Obligation when due (whether at stated maturity or at mandatory or optional prepayment); or (ii) default in the payment of any interest on any Loan or any other Obligation when due and such

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default shall have continued unremedied for three or more days; or

        (b) The Company or any of its Subsidiaries (collectively, the "RELEVANT PARTIES") shall default in the payment when due of any principal of or interest on any of its other Indebtedness aggregating $10,000,000 or more, or in the payment when due of any amount under any Interest Rate Protection Agreement for a notional principal amount exceeding $10,000,000; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness or any event specified in any such Interest Rate Protection Agreement shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate on such Indebtedness reset to a level so that securities evidencing such Indebtedness trade at a level specified in relation to its par value or, in the case of an Interest Rate Protection Agreement, to permit the payments owing under such Interest Rate Protection Agreement to be liquidated; or

        (c) Any representation, warranty or certification made or deemed made in any Basic Document by any Relevant Party, or any certificate furnished to any Bank or the Administrative Agent pursuant to the provisions of any Basic Document, shall prove to have been false or misleading as of the time made or furnished or deemed made or furnished in any material respect; or

        (d) The Company shall default in the performance of any of its obligations under any of SECTIONS 8.01(j), 8.05, 8.09, 8.10, 8.11, 8.12 or 8.14; the Company shall default in the performance of its obligations under SECTIONS 8.06, 8.07, 8.08, or 8.17 and such default shall continue unremedied for a period of 10 days, or the Company shall default in the performance of any of its other obligations in this Agreement or any other Basic Document and such default shall continue unremedied for a period

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of 30 days after notice of such default to the Company by the Administrative
Agent or any Bank (through the Administrative Agent); or

        (e) Any Relevant Party shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

        (f) Any Relevant Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

        (g) A proceeding or case shall be commenced, without the application or consent of the affected Relevant Party, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of such Relevant Party or of all or any substantial part of its Property, or (iii) similar relief in respect of such Relevant Party under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against any Relevant Party shall be entered in an involuntary case under the Bankruptcy Code; or

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        (h)    A final judgment or judgments for the payment of money in excess of $10,000,000 in the aggregate (exclusive of judgment amounts fully covered by insurance where the insurer has admitted liability in respect of such judgment) or in excess of $25,000,000 in the aggregate (regardless of insurance coverage) shall be rendered by a one or more Governmental Persons having jurisdiction against any Relevant Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution of the relevant judgment shall not be procured, within 30 days from the date of entry of such judgment and such Relevant Party shall not, within that thirty-day period, or such longer period during which execution of the same shall have been stayed, appeal from and cause the execution of such judgment to be stayed during such appeal; or

        (i) An event or condition specified in SECTION 8.01(g) shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, the Company or any ERISA Affiliate shall incur or shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which would constitute a Material Adverse Effect; or

        (j) A reasonable basis shall exist for the assertion against the Company or any of its Subsidiaries of (or there shall have been asserted against the Company or any of its Subsidiaries) claims or liabilities, whether accrued, absolute or contingent, based on or arising from the generation, storage, transport, handling or Release of Hazardous Materials by the Company or any of its Subsidiaries or Affiliates, or any predecessor in interest of the Company or any of its Subsidiaries or Affiliates, or relating to any site, facility or vessel owned, operated or leased by the Company or any of its Subsidiaries or Affiliates, which claims or liabilities (insofar as they are payable by the Company or any of its Subsidiaries but after deducting any portion which is reasonably expected to be paid by other creditworthy Persons jointly and severally liable for such portion), in the judgment of the Majority Banks are reasonably likely to be determined adversely to the Company or any of its

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Subsidiaries, and the amount of such claims or liabilities is, singly or in the aggregate, reasonably likely to have a Material Adverse Effect; or

        (k) During any period of 25 consecutive calendar months, a majority of the Board of Directors of the Company shall no longer be composed of individuals (i) who were members of that Board on the first day of such period,
(ii) whose election or nomination to that Board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that Board or (iii) whose election or nomination to that Board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that Board; or

        (l)    The occurrence and continuance of an HMO Event; or

        (m)    Any circumstance or event resulting in a Material Adverse Effect.

THEREUPON: (i) in the case of an Event of Default other than one referred to in clause (f) or (g) of this SECTION 9 with respect to the Company, the Administrative Agent may and, upon request of the Majority Banks, or, with respect to the Swingline Commitment by the Majority Banks or the Swingline Bank, shall, by notice to the Company, cancel the Commitments and/or the Swingline Commitment and/or the Administrative Agent may and, upon request of Majority Banks or, with respect to the Swingline Loans, upon request by the Majority Banks or the Swingline Bank, shall, by notice to the Company, declare the principal amount then outstanding of, and the accrued interest on, the Loans, the Reimbursement Obligations and all other amounts payable by the Company under this Agreement and under the Notes (including any amounts payable under SECTION 5.05) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company; and (ii) in the case of the occurrence of an Event of

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Default referred to in clause (f) or (g) of this SECTION 9 with respect to the
Company, the Commitments and the Swingline Commitment shall automatically be cancelled and the principal amount then outstanding of, and the accrued interest on, the Loans, the Reimbursement Obligations and all other amounts payable by the Company under this Agreement and under the Notes (including any amounts payable under SECTION 5.05) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company.

        In addition, upon the occurrence and during the continuance of any Event of Default (if the Administrative Agent has declared the principal amount then outstanding of, and accrued interest on, the Loans and all other Obligations to be due and payable), the Company agrees that it shall, if requested by the Administrative Agent or the Majority Banks through the Administrative Agent (and, in the case of any Event of Default referred to in clause (g) or (h) of this SECTION 9 with respect to the Company forthwith, without any demand or the taking of any other action by the Administrative Agent or such Banks) provide cover for the Letter of Credit Liabilities by paying to the Administrative Agent immediately available funds in an amount equal to the then aggregate undrawn face amount of all Letters of Credit and the amount of any outstanding Reimbursement Obligations, which funds shall be held by the Administrative Agent in the Collateral Account subject to and in accordance with SECTION 10.09.

        SECTION 10. The Administrative Agent.
                    -------------------------

        10.01 APPOINTMENT, POWERS AND IMMUNITIES. Each Bank hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent under this Agreement and the Basic Documents with such powers as are specifically delegated to the Administrative Agent by the terms of the Basic Documents, together with such other powers as are reasonably incidental to such powers. The Administrative Agent (which term as used in this sentence and in SECTION 10.05 and the first sentence of SECTION 10.06 shall include reference to its

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

affiliates and its own and its affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in the Basic Documents, and shall not by reason of any Basic Document
be a    trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in any Basic Document, or in any certificate or other document referred to or provided for in, or received by any of them under, any Basic Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Basic Document or any other document referred to or provided for in any Basic Document or for any failure by the Company or any other Person to perform any of its obligations under any Basic Document; (c) shall not be required to initiate or conduct any litigation or collection proceedings under any Basic Document; and
(d) shall not be responsible for any action taken or omitted to be taken by it under any Basic Document or under any other document or instrument referred to or provided for in any Basic Document or in connection with any Basic Document, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Administrative Agent may deem and treat the payee of any Note as the holder of such Note for all purposes of the Basic Documents unless and until a notice of the assignment or transfer of such Note shall have been filed with the Administrative Agent, together with the consent of the Company to such assignment or transfer (to the extent provided in SECTION 11.06(b)).

        10.02 RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any made by telephone, telecopy, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by any Basic Document, the Administrative Agent shall in all cases be fully protected in

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


acting, or in refraining from acting, under any Basic Document in accordance with instructions given by the Majority Banks or, if provided in this Agreement, in accordance with the instructions given by the Majority Banks or all of the Banks as is required in such circumstance, and such instructions of such Banks and any action taken or failure to act pursuant to such instructions shall be binding on all of the Banks.

        10.03 DEFAULTS. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Administrative Agent has received notice from a Bank or the Company specifying such Default and stating that such notice is a "NOTICE OF DEFAULT." In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice of such receipt to the Banks (and shall give each Bank prompt notice of each such nonpayment). The Administrative Agent shall (subject to SECTION 10.07) take such action with respect to such Default as shall be directed by the Majority Banks or; PROVIDED that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Banks except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Banks or all of the Banks.

        10.04 RIGHTS AS A BANK. With respect to its Commitments and the Loans made by it, Chase (and any successor acting as Administrative Agent) in its capacity as a Bank under the Basic Documents shall have the same rights, privileges and powers under the Basic Documents as any other Bank and may exercise the same as though it were not acting as the Administrative Agent, and the term "BANK" or "BANKS" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. Chase (and any successor acting as Administrative Agent) and its affiliates may (without having to account for the same to any Bank) accept deposits from, lend money to, make investments in and generally

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

engage in any kind of banking, trust or other business with the Company (and any of its Subsidiaries or Affiliates) as if it were not acting as the Administrative Agent, and Chase and its affiliates may accept fees and other consideration from the Company for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

        10.05 INDEMNIFICATION. The Banks agree to indemnify the Administrative Agent and its affiliates, directors, officers, employees, attorneys and agents (to the extent not reimbursed under SECTION 11.03, but without limiting the obligations of the Company under SECTION 11.03) ratably in accordance with their respective Commitments, for any and all losses, liabilities, damages or expenses
(a) incurred by any of them in connection with or by reason of any actual or threatened investigation, litigation or other proceedings (including any such investigation, litigation or other proceedings between the Administrative Agent and any Bank) relating to the extensions of credit under, and the transactions contemplated by, the Basic Documents or any actual or proposed use by the Company or any of its Subsidiaries of the proceeds of any such extensions of credit (or arising under any Environmental Law as provided in the last sentence of SECTION 11.03), including the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceedings and (b) payable or reimbursable to the Administrative Agent pursuant to clause (a), (b) or (c) of SECTION 11.03 but not paid or reimbursed by or on behalf of the Company when due (but excluding in any such case any such losses, liabilities, damages or expenses to the extent, but only to the extent, incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

        10.06 NONRELIANCE ON ADMINISTRATIVE AGENT AND OTHER BANKS. Each Bank agrees that it has, independently and without reliance on the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent


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

or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Company of any Basic Document or any other document referred to or provided for in any Basic Document or to inspect the Properties or books of the Company or any of its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent under this Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Company or any of its Subsidiaries (or any of their Affiliates) that may come into the possession of the Administrative Agent or any of its affiliates.

        10.07 FAILURE TO ACT. Except for action expressly required of the Administrative Agent under the Basic Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act under any Basic Document unless it shall receive further assurances to its satisfaction from the Banks of their indemnification obligations under SECTION 10.05 against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

        10.08 RESIGNATION OR REMOVAL OF ADMINISTRATIVE AGENT. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by notice to the Banks and the Company and the Administrative Agent may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Administrative Agent; PROVIDED that unless a Default shall have occurred and be continuing, such successor shall be reasonably acceptable to the Company. If no successor Administrative Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Banks' removal of the retiring

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Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, that shall be a bank which has an office in New York, New York. Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, remedies, powers, privileges, duties and obligations of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations, under the Basic Documents. After any retiring Administrative Agent's resignation or removal as Administrative Agent, the provisions of this SECTION 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

        10.09  Letter of Credit Collateral Account.
               ------------------------------------

        (a)    In the event that the Company shall be required pursuant to
SECTION 2.06(b) or the last paragraph of SECTION 9 to provide cover for Letter of Credit Liabilities, the Administrative Agent shall establish with Chase a separate cash collateral account (the "COLLATERAL ACCOUNT") in the name and under the control of the Administrative Agent into which there shall be deposited from time to time certain amounts required or contemplated to be paid to the Administrative Agent as provided in SECTION 2.12 and the last paragraph of SECTION 9 or otherwise.

        (b) As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Reimbursement Obligations, the Company hereby pledges and grants to the Administrative Agent, for the benefit of the Banks and the Administrative Agent as provided in this Agreement, a security interest in all of its right, title and interest in and to the Collateral Account and the balances from time to time standing to the credit of the Collateral Account (and the investments and reinvestments of such balance, provided for below). The balances from time to time standing to the credit of the Collateral Account shall not constitute payment of any Reimbursement Obligations until applied by the Administrative Agent as provided in this Agreement. Anything in this Agreement

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

to the contrary notwithstanding, funds standing to the credit of the Collateral Account shall be subject to withdrawal only as provided in this SECTION 10.09.

        (c) Amounts standing to the credit of the Collateral Account shall be invested and reinvested by the Administrative Agent in such Market Securities Investments of the type specified in clauses (a), (b) and (c) of the definition of Market Securities Investments as the Company shall specify to the Administrative Agent from time to time (provided that the approval of the Administrative Agent shall be required for investments and reinvestments to be made during any period while an Event of Default has occurred and is continuing), which investments and reinvestments shall be held in the Collateral Account in the name and be under the control of the Administrative Agent.

        (d) At any time following the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Majority Banks, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such investments and reinvestments and credit the proceeds of any such investments and reinvestments to the Collateral Account and apply or cause to be applied such proceeds and any other balances standing to the credit of the Collateral Account to the payment of the obligations of the Company in respect of the Letters of Credit and thereafter to the other obligations of the Company under this Agreement and under the Notes.

        (e) So long as no Event of Default shall have occurred and be continuing, on any date on which the aggregate amount of funds standing to the credit of the Collateral Account as cover for Letter of Credit Liabilities exceeds the aggregate amount of Letter of Credit Liabilities, the Administrative Agent shall promptly deliver to the Company, against receipt but without any recourse, warranty or representation whatsoever, that portion of the balance in the Collateral Account equal to such excess.


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

        (f) The Company shall pay to the Administrative Agent from time to time such fees as the Administrative Agent normally charges for similar services in connection with the Administrative Agent's administration of the Collateral Account and investments and reinvestments of funds in the Collateral Account.

        10.10 CO-AGENT. None of the Banks identified on the facing page or signature pages of this Agreement as a "CO-AGENT" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified in deciding to enter into this Agreement or in taking or not taking any action under this Agreement.

        SECTION 11. Miscellaneous.
                    --------------

        11.01 WAIVER. No failure on the part of the Administrative Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under this Agreement or any Note shall operate as a waiver of such right, remedy, power or privilege, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise of any such right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement and the Notes are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

        11.02 NOTICES. All notices, requests and other communications provided for in this Agreement and under the Basic Documents making reference to this
SECTION 11.02 (including any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing, or, with respect to notices given pursuant to SECTION 2.03, by telephone, confirmed in writing by telecopier by the close of business on the day the notice is given, delivered (or telephoned, as the case may be) to the intended recipient at the "ADDRESS FOR NOTICES" specified

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

below its name on ANNEX 1 or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in any Basic Document, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as set forth above.

        11.03 EXPENSES, ETC. The Company agrees to pay or reimburse each of the Banks and the Administrative Agent for paying: (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, counsel to the Administrative Agent and the Banks), in connection with (i) the negotiation, preparation, execution and delivery of the Basic Documents and the extension of credit under this Agreement and (ii) any modification, supplement or waiver of any of the terms of any Basic Document; (b) all reasonable costs and expenses of the Banks and the Administrative Agent (including reasonable counsels' fees) in connection with (i) any Default and any enforcement or collection proceedings (including any bankruptcy, reorganization, workout or other similar proceeding) resulting from such Default or in connection with the negotiation of any restructuring or "work-out" (whether or not consummated) of the obligations of the Company under the Basic Documents and (ii) the enforcement of this SECTION 11.03; and (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of any Basic Document or any other document referred to in any Basic Document and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Basic Document or any other document referred to in any Basic Document.

        The Company hereby agrees (i) to indemnify the Administrative Agent and each Bank and their respective affiliates, directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, damages or expenses incurred by any of them in connection with or by reason of any actual or threatened

                               Credit Agreement
                               ----------------
investigation, litigation or other proceedings (including, in respect of the Administrative Agent, any such investigation, litigation or other proceedings between the Administrative Agent and any Bank) relating to the extensions of credit under, and the transactions contemplated by, the Basic Documents or any actual or proposed use by the Company or any of its Subsidiaries of the proceeds of any such extensions of credit, including the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceedings (but excluding any such losses, liabilities, damages or expenses to the extent, but only to the extent, incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified) and
(ii) not to assert any claim against the Administrative Agent, any Bank or any of their respective affiliates, directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated in any Basic Document. It shall not be a condition to any such indemnification that the Administrative Agent or any Bank be a party to any such investigation, litigation or other proceeding. Without limiting the generality of the foregoing, the Company will indemnify the Administrative Agent and each Bank and their respective affiliates, directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any losses, liabilities, damages or expenses described in the preceding provisions (but excluding, as provided in the preceding provisions, any loss, liability, damage or expense incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified) arising under any Environmental Law as a result of the past, present or future operations of the Company or any of its Subsidiaries (or any predecessor in interest to the Company or any of its Subsidiaries), or the past, present or future condition of any site, facility or vessel owned, operated or leased by the Company or any of its Subsidiaries (or any such predecessor in interest), or any Release or threatened Release of any Hazardous Materials from any such site or facility, including any such Release or threatened Release which shall occur during any period when the Administrative Agent or any Bank shall be in possession of any such site, facility or vessel following the

                               Credit Agreement
                               ----------------
exercise by the Administrative Agent or any Bank of any of its rights and remedies under any Basic Document.

        11.04 AMENDMENTS, ETC. Except as otherwise expressly provided in this Agreement, including amendments to ANNEX 1 as a result of the execution and delivery of an Assignment and Acceptance pursuant to SECTIONS 2.12(b) or 11.06(b) which shall not require consents by the Banks or the Company except as set forth in such SECTIONS, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by the Company, the Administrative Agent and the Majority Banks, or by the Company and the Administrative Agent acting with the consent of the Majority Banks, and any provision of this Agreement may be waived only by the Majority Banks or by the Administrative Agent acting with the consent of the Majority Banks; PROVIDED that: (a) no modification, supplement or waiver shall, unless by an instrument signed by all of the Banks or by the Administrative Agent acting with the consent of all of the Banks: (i) increase, or extend the term of any of the Commitments, including the Swingline Commitment, or extend the time or waive any requirement for the reduction or termination of any of the Commitments, (ii) extend the date fixed for the payment of any Obligation under this Agreement or the Notes, (iii) reduce the amount of any such Obligation, (iv) reduce the rate at which interest or any fee is payable under this Agreement or alter the basis for calculating any other Obligation, (v) alter the rights or obligations of the Company to prepay Loans, (vi) alter the terms of this SECTION 11.04 or SECTION 11.06(a), (vii) modify the definition of the term "MAJORITY BANKS" or modify in any other manner the number or percentage of the Banks required to make any determinations or to waive any rights under, or to modify any provision of, this Agreement, or (viii) release any amounts in the Collateral Account, or (ix) waive any of the conditions precedent set forth in SECTION 6; (b) any modification or supplement of SECTION 10 shall require the consent of the Administrative Agent; and (c) any modification of any of the rights or obligations of the Swingline Bank or Issuing Bank shall require the Consent of the Swingline Bank or Issuing Bank, as applicable. Any modification, supplement or waiver shall be for

                               Credit Agreement
                               ----------------
such period and subject to such conditions as shall be specified in the instrument effecting the same and shall be binding upon the Administrative Agent, the Banks and the Company, and any such waiver shall be effective only in the specific instance and for the purpose for which given.

        Notwithstanding any other provision of this Agreement, if:

        (i) at a time when the conditions precedent set forth in SECTION 6 to any Syndicated Loan are, in the opinion of the Majority Banks, satisfied, any Bank shall fail to fulfill its obligations to make such Loan; or

        (ii) any Bank shall fail to pay to the Administrative Agent for the account of the Issuing Bank the amount of such Bank's Commitment Percentage of any payment under a Letter of Credit pursuant to SECTION 2.04(e), then, for so long as such failure shall continue, such Bank shall (unless the Majority Banks, determined as if such Bank were not a "BANK" under the Basic Documents, shall otherwise consent in writing) be deemed for all purposes relating to amendments, modifications, waivers or consents under any of the Basic Documents (including under this SECTION 11.04 and under SECTION 10.09) to have no Loans, Letter of Credit Liabilities or Commitments, shall not be treated as a "BANK" under the Basic Documents when performing the computation of Majority Banks, and shall have no rights under the preceding paragraph of this
SECTION 11.04; provided that any action taken by the other Banks with respect to the matters referred to in clause (a) of the preceding paragraph shall not be effective as against such Bank.

        11.05 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of its parties and their respective successors and permitted assigns.

                               Credit Agreement
                               ----------------

        11.06  Assignments and Participations.
               -------------------------------

        (a) The Company may not assign any of its rights or obligations under this Agreement or under the Notes without the prior consent of all of the Banks and the Administrative Agent.

        (b) Each Bank may assign all or any part of its Loans, its Notes, its Commitment (which Commitment assignment shall include such Bank's corresponding obligations to the Swingline Bank and the Issuing Bank under SECTION 2.02(b) and SECTIONS 7.04(e) and (f), respectively) and its Letter of Credit Interest (but only with the consent of, in the case of an outstanding Commitment, the Company and the Administrative Agent, which consents shall not be unreasonably withheld and, in the case of a Letter of Credit Interest, the Issuing Bank), together with, in any such case, its related rights, remedies, powers and privileges under the Basic Documents; PROVIDED that (i) no such consent by the Company, the Administrative Agent or the Issuing Bank shall be required in the case of any assignment to another Bank or any of its affiliates; (ii) any such partial assignment shall be in an amount at least equal to $10,000,000; and (iii) each such assignment by a Bank of its Loans, Note, Commitment or Letter of Credit Interest shall be made in such manner so that the same portion of its Loans, Note, Commitment and Letter of Credit Interest is assigned to the respective assignee. Upon execution and delivery by the assignee to the Company, the Administrative Agent and the Issuing Bank of an Assignment and Acceptance, pursuant to which such assignee agrees to become a "BANK" under this Agreement (if not already a Bank) having the Commitment or Commitments, Loans, and, if applicable, Letter of Credit Interest specified in such instrument, and upon the consent of the Company, the Administrative Agent and the Issuing Bank, to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Company, the Administrative Agent and the Issuing Bank), the obligations, rights and benefits of a Bank under the Basic Documents holding the Commitment or Commitments, Loans and, if applicable, Letter of Credit Interest assigned to it (in addition to the Commitment


                               Credit Agreement
                               ----------------
or Commitments, Loans and Letter of Credit Interest, if any, held by such assignee prior to the date of such assignment) and the assigning Bank shall, to the extent of such assignment, be released from the Commitment or Commitments so assigned. ANNEX 1, setting forth the Commitments of the Banks, shall be automatically amended as of the execution and delivery of each Assignment and Acceptance to reflect the change in the Banks and the Commitments occurring as a result of the delivery of each such Assignment and Acceptance. Promptly after the delivery of each Assignment and Acceptance, the Administrative Agent shall deliver a copy of the amended ANNEX 1 to the Company and each of the Banks.
Upon each such assignment the assigning Bank shall pay the Administrative Agent an assignment fee of $2,500.

        (c) A Bank may sell or agree to sell to one or more other Persons a participation in all or any part of its Loans, its Notes, its Commitment, its Letter of Credit Interest and its related rights, remedies, powers and privileges under the Basic Documents, in which event each purchaser of a participation (a "PARTICIPANT") shall be entitled to the rights and benefits of the provisions of SECTION 8.01(k) with respect to such participation as if (and the Company shall be directly obligated to such Participant under such provisions as if) such Participant were a "BANK" for purposes of SECTION 8.01(k), but, except as otherwise provided in SECTION 4.07(c), shall not have any other rights, remedies, powers or privileges under any Basic Document (the Participant's rights against such Bank in respect of such participation to be those set forth in the agreements executed by such Bank in favor of the Participant). All amounts payable by the Company to any Bank under SECTION 5 in respect of such Bank's Loans, Notes, Letter of Credit Interest, and Commitments shall be determined as if such Bank had not sold or agreed to sell any participations in such Loans, Notes, Letter of Credit Interest and Commitments, and as if such Bank were funding each of such Loans, Letter of Credit Interest and Commitments in the same way that it is funding the portion of such Loans, Letter of Credit Interest and Commitments in which no participations have been sold. In no event shall a Bank that sells a participation agree with the Participant to take or to refrain from taking any action under any Basic Document except that such Bank may agree with the

                               Credit Agreement
                               ----------------

Participant that it will not, without the consent of the Participant, agree to
(i) increase or extend the term, or extend the time or waive any requirement for the reduction or termination, of such Bank's related Commitment, (ii) extend the
date fixed for the payment of principal of or interest on the   related Loan or
Loans, Reimbursement Obligations or any portion of any fee under this Agreement payable to the Participant, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest or any fee under this Agreement in which such Bank has sold an interest is payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee under its agreements with such Bank, (v) alter the rights or obligations of the Company to prepay the related Loans or (vi) consent to any modification, supplement or waiver of any Basic Document to the extent that the same, under SECTION 10.09 or SECTION 11.04, requires the consent of each Bank.

        (d) In addition to the assignments and participations permitted under the foregoing provisions of this SECTION 11.06, any Bank may assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations under the Basic Documents.

        (e) A Bank may furnish any information concerning the Company or any of its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of SECTION 11.12(b).

        (f) Notwithstanding anything in this SECTION 11.06 to the contrary, no Bank may assign or participate any interest in any Obligation or Commitment (or any related rights, remedies, powers or privileges) to the Company or any of its Affiliates or Subsidiaries without the prior written consent of each Bank.

                               Credit Agreement
                               ----------------

        (g) As used in this SECTION 11.06, the terms "COMMITMENT" and "COMMITMENTS" shall include the Swingline Commitment in the case of the Swingline Bank.

        11.07 SURVIVAL. The obligations of the Company under SECTIONS 5.01, 5.05, 5.06, 5.07 and 11.03 and the obligations of the Banks under SECTION 10.05 shall survive the repayment of the Obligations and the termination of the Commitments. In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit (whether by means of a Loan or a Letter of Credit), in or pursuant to any Basic Document shall survive the making or deemed making of such representation and warranty, and no Bank shall be deemed to have waived, by reason of making any extension of credit (whether by means of a Loan or a Letter of Credit), any Default which may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Bank or the Administrative Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such extension of credit was made.

        11.08 AGREEMENTS SUPERSEDED. This Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Agreement.

        11.09 SEVERABILITY. Any provision of this Agreement or the Notes that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or the Notes, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        11.10 CAPTIONS. The table of contents and captions and section headings appearing in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                               Credit Agreement
                               ----------------

        11.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Agreement may execute this Agreement by signing any such counterpart.

        11.12  Treatment of Certain Information; Confidentiality.
               --------------------------------------------------

        (a) The Company acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Company or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Bank or by one or more subsidiaries or affiliates of such Bank and the Company hereby authorizes each Bank to share any information delivered to such Bank by the Company and its Subsidiaries and Affiliates pursuant to this Agreement, or in connection with the decision of such Bank to enter into this Agreement, to any such subsidiary or affiliate, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of clause (b) below as if it were a Bank.

        (b) Each of the Banks and the Administrative Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any nonpublic information supplied to it by the Company pursuant to this Agreement which is identified by such Person as being confidential at the time the same is delivered to the Banks or the Administrative Agent; PROVIDED that nothing in this Agreement shall limit the disclosure of any such information (i) to the extent required by Governmental Rule, (ii) to counsel for any of the Banks or the Administrative Agent, (iii) to bank examiners, auditors or accountants, (iv) to the Administrative Agent or any other Bank, (v) in connection with any litigation to which any one or more of the Banks or the Administrative Agent is a party, (vi) to a subsidiary or affiliate of such Bank as

                               Credit Agreement
                               ----------------
provided in clause (a) above or (vii) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant
(or prospective assignee or participant) first executes and delivers to the respective Bank a Confidentiality Agreement substantially in the form of Exhibit E; PROVIDED, FURTHER that in no event shall any Bank or the Administrative Agent be obligated or required to return any materials furnished by the Company.

        11.13 GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THE COMPANY HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK COUNTY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

        11.14 WAIVER OF JURY TRIAL. EACH OF THE COMPANY, THE ADMINISTRATIVE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.





                               Credit Agreement
                               ----------------

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                   HEALTHSOURCE, INC.



                                   By:/s/
                                      ----------------------------------
                                      Title:


                                   BANKS
                                   -----

                                   THE CHASE MANHATTAN BANK
                                   (NATIONAL ASSOCIATION)


                                   By:/s/
                                      ----------------------------------
                                      Title:


                                   FIRST UNION NATIONAL BANK
                                   OF NORTH CAROLINA


                                   By:/s/
                                      ----------------------------------
                                      Title:


                                   NATIONSBANK OF TENNESSEE, N.A.

                                   By:/s/
                                      ----------------------------------
                                      Title:




                               Credit Agreement
                               ----------------

                                   SHAWMUT BANK, N.A.


                                   By:/s/
                                      ----------------------------------
                                      Title:


                                   SWINGLINE BANK
                                   --------------

                                   THE CHASE MANHATTAN BANK
                                   (NATIONAL ASSOCIATION)



                                   By:/s/
                                      ----------------------------------
                                      Title:



                                   ISSUING BANK
                                   ------------

                                   THE CHASE MANHATTAN BANK
                                   (NATIONAL ASSOCIATION)



                                   By:/s/
                                      ----------------------------------
                                      Title:



                                   ADMINISTRATIVE AGENT
                                   --------------------

                                   THE CHASE MANHATTAN BANK
                                   (NATIONAL ASSOCIATION),
                                   as Administrative Agent



                                   By:/s/
                                      ----------------------------------



                               Credit Agreement
                               ----------------

                                      Title:



                                   CO-AGENTS
                                   ---------

                                   FIRST UNION NATIONAL BANK
                                   OF NORTH CAROLINA



                                   By:/s/
                                      ----------------------------------
                                      Title:

                                   NATIONSBANK OF TENNESSEE, N.A.


                                   By:/s/
                                      ----------------------------------
                                      Title:


                                   SHAWMUT BANK, N.A.



                                   By:/s/
                                      ----------------------------------
                                      Title:





                               Credit Agreement
                               ----------------

                     FIRST AMENDMENT TO CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") amends the Credit Agreement dated as of March 28, 1995 (the "CREDIT AGREEMENT"), entered into as of April 10, 1995, between HEALTHSOURCE, INC., a corporation duly organized and validly existing under the laws of the State of New Hampshire (the "COMPANY"); each of the lenders identified under the caption "BANKS" on the signature pages of the Credit Agreement or that, pursuant to SECTION 11.06(b) of the Credit Agreement, shall become a "Bank" under the Credit Agreement; THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as the swingline bank; THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as the issuing bank; FIRST UNION NATIONAL BANK OF NORTH CAROLINA, NATIONSBANK OF TENNESSEE, N.A. and SHAWMUT BANK, N.A., as Co-Agents and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent for the Banks.

        The Company and the Banks desire to amend the Credit Agreement as provided in this Amendment.

        1. DEFINED TERMS. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Credit Agreement and the rules of interpretation set forth in Section 1.04 of the Credit Agreement shall be applicable to this Amendment.

        2. AMENDMENT. Section 8.05(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

                (c) the Company or any Subsidiary of the Company may merge or consolidate with any other Person or make Acquisitions of a Person if
        (i) such Person is engaged primarily in the Healthcare Business, (ii) in the case of a merger or consolidation of or Acquisition involving
        (a) the Company, the Company is the surviving or acquiring corporation,
        (b) any Subsidiary of the Company which is a Material Subsidiary, such Material Subsidiary is the surviving or acquiring corporation and (c) any Subsidiary of the Company which is not a Material Subsidiary, the surviving corporation is, or upon consummation of the proposed transaction becomes, a Subsidiary of the Company the equity interests in which are owned to an equal or greater degree by the Company, (iii) immediately before, and after giving effect to such event, no Default exists or would exist and (iv) such transaction shall have been approved by a majority of the Board of Directors of such other Person; and

        3. EFFECT. The provisions of the Credit Agreement are hereby ratified and confirmed, and the Credit Agreement shall remain in full force and effect as specifically amended by this Amendment.

        4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK.

        5. COUNTERPARTS. This Amendment may be executed in any number of counterparts all of which when taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart.

        IN WITNESS WHEREOF, the parties to this Amendment have caused this Amendment to be duly executed as of the day and year first above written.

                              HEALTHSOURCE, INC.


                              By:/s/
                                 --------------------------------
                                 Title:


                              BANKS
                              -----

                              THE CHASE MANHATTAN BANK (NATIONAL
                              ASSOCIATION)


                              By:/s/
                                 --------------------------------
                                 Title:

                              FIRST UNION NATIONAL BANK
                              OF NORTH CAROLINA


                              By:/s/
                                 --------------------------------
                                 Title:


                              NATIONSBANK OF TENNESSEE, N.A.


                              By:/s/
                                 --------------------------------
                                 Title:


                              SHAWMUT BANK, N.A.


                              By:/s/
                                 --------------------------------
                                 Title:


                              THE BANK OF NEW YORK


                              By:/s/
                                 --------------------------------
                                 Title:


                              DEUTSCHE BANK AG


                              By:/s/
                                 --------------------------------
                                 Title:


                              DEUTSCHE BANK AG


                              By:/s/
                                 --------------------------------
                                 Title:

                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:/s/
                                 --------------------------------
                                 Title:


                              LTCB TRUST COMPANY


                              By:/s/
                                 --------------------------------
                                 Title:


                              THE MITSUBISHI BANK LIMITED,
                              NEW YORK BRANCH


                              By:/s/
                                 --------------------------------
                                 Title:

                              FIRST AMERICAN NATIONAL BANK


                              By:/s/
                                 --------------------------------
                                 Title:


                              FIRST NH BANK


                              By:/s/
                                 --------------------------------
                                 Title:


                              NBD BANK, N.A.


                              By:/s/
                                 --------------------------------
                                 Title:


                              THE SUMITOMO BANK, LIMITED, NEW
                              YORK BRANCH


                              By:/s/
                                 --------------------------------
                                 Title:


                              SWINGLINE BANK
                              --------------

                              THE CHASE MANHATTAN BANK (NATIONAL
                              ASSOCIATION)


                              By:/s/
                                 --------------------------------
                                 Title:


                              ISSUING BANK
                              ------------

                              THE CHASE MANHATTAN BANK (NATIONAL
                              ASSOCIATION)


                              By:/s/
                                 --------------------------------
                                 Title:

                              ADMINISTRATIVE AGENT
                              --------------------

                              THE CHASE MANHATTAN BANK (NATIONAL
                              ASSOCIATION),


                              By:/s/
                                 --------------------------------
                                 Title:


                              CO-AGENTS
                              ---------

                              FIRST UNION NATIONAL BANK
                              OF NORTH CAROLINA


                              By:/s/
                                 --------------------------------
                                 Title:


                              NATIONSBANK OF TENNESSEE, N.A.


                              By:/s/
                                 --------------------------------
                                 Title:


                              SHAWMUT BANK, N.A.


                              By:/s/
                                 --------------------------------
                                 Title: